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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-21786
ING Global Advantage and Premium Opportunity Fund
(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)
The Corporation Trust Company, 1209 Orange
Street, Wilmington, DE 19801
(Name and address of agent for service)
Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:	February 28

Date of reporting period:	February 28, 2007

Funds

Annual Report

February 28, 2007

ING Global Advantage and
Premium Opportunity Fund

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PRESIDENT’S LETTER

Dear Shareholder,

ING Global Advantage and Premium Opportunity Fund (the “Fund”) is a diversified, closed-end management investment company traded on the New York Stock Exchange under the symbol “IGA.” The primary objective of the Fund is to provide a high level of income, with a secondary objective of capital appreciation.

The Fund seeks to achieve its investment objectives by investing at least 80% of its managed assets in a diversified global equity portfolio. It looks to earn additional income through a strategy of writing index call options.

I am very pleased to report that for the year ended February 28, 2007, the Fund continued to provide you with attractive quarterly distributions generated by its global-equity strategy coupled with its index call writing strategy.

Based on its share price as February 28, 2007, the Fund provided a twelve-month total return of 24.40%(1). This return reflects an increase in its share price from $18.61 on February 28, 2006, to $21.11 on February 28, 2007, plus the reinvestment of $1.86 per share in distributions. Based on net asset value (“NAV”), the Fund had a total return of 14.81%(2). The Fund made four quarterly distributions of $0.465 per share, for a total of $1.86 per share for the fiscal year ended February 28, 2007. For more information on the Fund’s performance, please read the Market Perspective and Portfolio Managers’ Report.

At ING Funds our mission is to set the standard in helping our clients manage their financial future. We seek to assist you and your financial advisor by offering a range of global investment solutions. We invite you to visit our website at www.ingfunds.com. Here you will find information on our products and services, including current market data and fund statistics on our open- and closed-end funds. You will see that we offer a broad variety of equity, fixed income and multi-asset funds that aim to fulfill a variety of investor needs.

We thank you for trusting ING Funds with your investment assets, and we look forward to serving you in the months and years ahead.

Sincerely,

Shaun P. Mathews
President
ING Funds
April 12, 2007

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

1   Total investment return at market value measures the change in the market value of your investment assuming reinvestment of dividends and capital gain distributions, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan.

2   Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends and capital gain distributions, if any, in accordance with the provisions of the dividend reinvestment plan.

MARKET PERSPECTIVE:      YEAR ENDED FEBRUARY 28, 2007

In our semi-annual report, we described what we believed to be global equities markets apparently obsessed by interest rates and how the modest gains for the six-month period were largely made after the U.S. Federal Reserve Board left the federal funds rate unchanged on August 8, 2006 after 17 interest rate increases. The second half of the fiscal year was much healthier however, and the Morgan Stanley Capital International (“MSCI”) World IndexSM(1) measured in local currencies, including net reinvested dividends advanced 9.6% and for the year ended February 28, 2007, returned 15.86%. In currencies, the dollar, suffering from expectations that European interest rates would rise faster than those in the U.S., fell 3.1% in euros and 3.0% against the pound. But the yen was buffeted by the “carry trade”: speculators borrow in yen at tiny interest rates and buy higher yielding securities in other currencies, often leveraged, and riskily betting that the yen will not strengthen. For six months, the dollar gained 1.26% and for the year ended February 28, 2007, the dollar gained 2.12%.

We noted in the semi-annual report that the once booming U.S. housing market, a powerful driver of growth in recent years, had fallen into decline and the economy was clearly slowing. This continued into the second six months and it was only in the last few days of 2006 that the slump showed some signs of bottoming out, with unexpectedly good new and existing home sales figures reported, along with rebounding consumer confidence. The early economic data in 2007 sustained this view, reporting strong employment, retail sales and confidence readings as well as robust increases in housing starts and pending home sales. The first estimate of fourth quarter gross domestic product (“GDP”) growth was an impressive 3.5%.

Yet the seeds of doubt were planted when it was reported on February 2, 2007, that the default rate among sub-prime housing loans was now higher than during the 2001 recession. It had long been feared that mortgage lending had become far too easy during the boom, particularly to those least able to repay and that the inevitable correction would be severe. Within weeks the country’s largest sub-prime mortgage lender increased its loss reserves by $1.76 billion, while the apparent general improvement in housing figures proved illusory. This may be explained by the mild weather of early winter, as new starts and sales plummeted and prices resumed their decline. Fourth quarter GDP growth was revised down to 2.2% and the fiscal year ended with fears that the weak conditions would persist for much longer than had been hoped.

Fixed income markets reacted predictably after August. The ten-year U.S. Treasury yield fell to its lowest level at the beginning of December, then soared 47 basis points (0.47%) within two months to its peak, before giving most of it back in February to end at 4.55%, 18 basis points (0.18%) below the August 31, 2006 rate. With the Federal Open Market Committee’s (“FOMC”) bias still towards tightening the yield on the three-month Treasury Bill was more stable during the second six months, rising by 9 basis points (0.09%) to 5.00%. On February 27, 2007, in fact the yield on the three-month Treasury Bill exceeded the ten-year yield by 48 basis points (0.48%), the most since January 2, 2001. The broader Lehman Brothers® Aggregate Bond Index (“LBAB”)(2) of investment grade bonds gained 3.66% and for the year ended February 28, 2007 returned 5.54%.

February was an unsettling month in other ways. The China stock market had practically doubled in 2006 and the long expected pull back eventually came on February 27th when the index fell 9%. The effect on sentiment was to shake relative risk strategies generally. Money left stocks and high yield bonds and went into investment grade bonds. Many carry trades were unwound. The effect on major developed markets and on other Asian emerging markets were falls of between 3.5% to 4.5% at the end of the month.

Investors in U.S. equities remained generally optimistic in the face of growing evidence of economic slowdown and later sub-prime mortgage lending problems. For the second six months of the fiscal year, the Standard & Poor’s 500® Composite Stock Price Index (“S&P 500® Index”)(3) rose 8.9% and for the year ended February 28, 2007 returned 11.97%, including dividends. Reasons for this were not hard to find. For one thing, the oil price, having hit its record in mid July averaged 22% less. GDP growth may have slowed but the share of corporate profits, reported at 12.4%, was the highest since the 1950s. S&P 500® Index companies were well on their way to reporting their 14th straight double-digit percentage earnings gain. The next merger or acquisition never seemed far away. The setback on February 27, a 3.5% fall, was the worst in nearly three years.

International markets also had a strong second half (based on MSCI local currency indices plus net

MARKET PERSPECTIVE:      YEAR ENDED FEBRUARY 28, 2007

dividends), subject to sharp drops in the last two days. In Japan the market advanced 9.5% boosted by the fastest quarterly rate of GDP growth in three years and despite another 0.25% interest rate increase in late February. Consumer spending was fragile despite low unemployment and almost flat prices. Yet business confidence remained high and profit growth healthy. European ex UK markets surged 11.3%. The environment for stocks improved, due to the fastest GDP growth in years, inflation just below 2%, declining unemployment and budget deficits, plus continuing merger and acquisition activity, and despite headwinds in the form of a strengthening euro, a hawkish European Central Bank that raised rates twice and the rise in German sales tax. UK equities added 6.2% in the second six months of our fiscal year, shrugging off two rate increases and inflation at 2.8%. Rising home prices, up more than 10% in 2006, and a robust service sector appear to have raised the UK’s growth trajectory, with fourth quarter GDP 3.0% higher than a year earlier. Again however widespread, large-scale mergers and acquisitions energized the market.

(1) The MSCI World IndexSM is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2) The LBAB Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(3) The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of the Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING GLOBAL ADVANTAGE AND
PREMIUM OPPORTUNITY FUND
PORTFOLIO MANAGERS’ REPORT

ING Global Advantage and Premium Opportunity Fund’s (the “Fund”) primary investment objective is to provide a high level of income. Capital appreciation is a secondary investment objective. The Fund seeks to achieve its investment objectives by:

•	investing at least 80% of its managed assets in a diversified global equity portfolio; and

•	utilizing an integrating option writing strategy.

The Fund is managed by Paul Zemsky, Omar Aguilar, Jody I. Hrazanek, Carl Ghielen, Martin Jansen, Bas Peeters and Frank Van Etten, Portfolio Managers, ING Investment Management Co. — the Sub-Adviser.

Portfolio Construction: Under normal market conditions, the Fund invests in a diversified portfolio of common stocks of companies located in a number of different countries throughout the world, normally in approximately 550 common stocks, seeking to reduce the Fund’s exposure to individual stock risk. The Fund normally invests across a broad range of countries, industries and market sectors, including investments in issuers located in countries with emerging markets.

The Fund’s weighting between U.S. and international equities

Country Allocation

as of February 28, 2007
(as a percent of net assets)

Portfolio holdings are subject to change daily.

depends on the Sub-Adviser’s ongoing assessment of market opportunities for the Fund. Under normal market conditions, the Fund seeks to maintain a target weighting of 60% in U.S. domestic common stocks and not less than 40% in international (ex-U.S.) common stocks.

The Fund’s Integrated Option Strategy: The option strategy of the Fund is designed to generate premiums by writing (selling) index call options on selected indices in an amount equal to approximately 60% to 100% of the value of the Fund’s holdings in common stocks.

Writing index call options involves granting the buyer the right to appreciation of the value of an index above at a particular price (the “strike price”) at a particular time. If the purchaser exercises an index call option sold by the Fund, the Fund will pay the purchaser the difference between the cash value of the index and the strike price of the option.

The Fund seeks to generate income and gains from its portfolio index call option strategy and, to a lesser extent, income from dividends on the common stocks held in the Fund’s portfolio. The extent of index call option writing activity depends upon market conditions and the Sub-Adviser’s ongoing assessment of the attractiveness of writing index call options on selected indices. Index call options are primarily written in over-the-counter markets with

Top Ten Holdings

as of February 28, 2007
(as a percent of net assets)

ExxonMobil Corp.	2.6%

Bank of America Corp.	1.7%

Citigroup, Inc.	1.6%

International Business Machines Corp.	1.4%

Hewlett-Packard Co.	1.2%

JPMorgan Chase & Co.	1.2%

Walt Disney Co.	1.1%

Cisco Systems, Inc.	1.1%

AT&T, Inc.	1.0%

Dell, Inc.	1.0%

Portfolio holdings are subject to change daily.

major international banks, broker-dealers and financial institutions. The Fund may also write call options in exchange-listed option markets.

The Fund writes call options that are generally short-term (between 10 days and three months until expiration) and at- or near-the-money. The Fund typically maintains its covered call positions until expiration, but it retains the option to buy back the covered call options and sell new covered call options.

ING GLOBAL ADVANTAGE AND
PREMIUM OPPORTUNITY FUND
PORTFOLIO MANAGERS’ REPORT

The Fund may, and during the period has, hedged the vast majority of its foreign currency exposure by selling forward against the U.S. dollar various currencies in which its equity holdings are denominated, including the Australian Dollar, the Swiss Franc, the Euro, the Great British Pound Sterling and the Japanese Yen.

Performance: Based on its share price as February 28, 2007, the Fund provided a twelve-month total return of 24.40%. This return reflects an increase in its share price from $18.61 on February 28, 2006, to $21.11 February 28, 2007, plus the reinvestment of $1.86 per share in distributions. Based on net asset value (“NAV”), the Fund had a total return of 14.81% for the twelve-month period. The Standard & Poor’s 500® Composite Stock Price Index (“S&P 500® Index”), the Morgan Stanley Capital International — Europe, Australasia and Far East® Index (“MSCI EAFE® Index”) and the Chicago Board Options Exchange (“CBOE”) BuyWrite Monthly Index returned 11.97%, 21.07% and 10.61%, respectively, for the same period. The Fund made four quarterly distributions of $0.465 per share, for a total of $1.86 per share for the fiscal year ended February 28, 2007. As of February 28, 2007, the Fund had 18,185,082 shares outstanding.

Market and Portfolio Review: The U.S. large-cap equity portion of the Fund is based upon the ING Enhanced Index Select Strategy, which modestly underperformed the S&P 500® Index before charges. Security selection added to performance while sector allocation hurt the Fund. Security selection was particularly strong in telecommunication services and information technology, but acted as a drag in several consumer sectors. The Fund’s underweights in telecommunication services and financial stocks were the primary disappointments from an allocation perspective.

The international equity component of the Fund is based upon the ING International Index Plus Strategy, which outperformed its benchmark, the MSCI EAFE® Index, for the year under review. By design, the portfolio is closely aligned with the regional and sector weights of the index. Stock selection added value in Europe, Japan and developed Asia ex-Japan. Noteworthy positive contributions were recorded in the materials, industrials, consumer discretionary and utility sectors. In contrast, financials negatively impacted returns.

During the year, most major currency markets strengthened versus the U.S. dollar on concerns over global interest rates, while the yen weakened slightly. As a result, the Fund’s overall currency hedge detracted from the Fund’s performance. However, the loss was somewhat mitigated by the Fund’s yen hedge. The last week of the reporting period saw a reversal of this trend as talk of the unwinding of the “yen carry trade” was reflected in the currency markets.

Turning to the Fund’s option strategy, over the twelve-month period the Fund’s domestic trades produced mixed results. Generally, the early part of the period’s option gains (as a result of our written call options expiring out of the money) were offset by losses in the later part of the period (as the Fund’s options expired in the money after the rally in the equity markets). Although the VIX, the CBOE Volatility Index, seemed to languish at low levels throughout the period, we did manage to capitalize on the spikes in volatility that occurred in the early months of the summer. In August, the Fund’s coverage ratio was lowered from 70% to 65% and was subsequently increased to approximately 67% in the fall of 2006, where it stood at the end of February. Over the twelve months, call options were written on approximately 65% to 70% of the Fund’s assets.

In the international arena, call options were written on the Financial Times Stock Exchange (“FTSE”) Index, the Dow Jones Euro Stoxx 50 (Price) Index (“Eurostoxx 50”) and the Nikkei 225 Index. The option portfolio consisted of a basket of short-dated options with low tracking error relative to the MSCI EAFE® Index. The actual composition of the basket may be adjusted to capitalize on the relative attractiveness of volatility premiums and market trading opportunities. For the fiscal year as a whole, the trending up of markets resulted in most of the options expiring in-the-money. A notable exception was the April to June timeframe, when a general market decline resulted in most of the written options expiring worthless. However, the associated increased implied volatility resulted in higher option premiums compared to the previous months. In August, the coverage ratio was lowered from approximately 70% to 65%. The strikes of the traded options were close to the money, with average maturities of between four and six weeks.

Overall, the result of the Fund’s options strategy was to detract from total return. This was also the case with our currency hedging strategy as the U.S. dollar weakened against the Euro and the British pound.

ING GLOBAL ADVANTAGE AND
PREMIUM OPPORTUNITY FUND
PORTFOLIO MANAGERS’ REPORT

Outlook and Current Strategy: The recent sell-off in equities as a result of concerns in the Asian and U.S. markets has caused an increase in volatility. While we remain fundamentally constructive on global equity markets, we believe the slowing growth outlook in the U.S. and decelerating earnings growth in the international developed markets may increase volatility in the near term. We believe that this repricing of risk in the global markets may lead to slightly higher implied volatility levels in the coming months. Risk premiums should therefore remain attractive.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees

ING Global Advantage and Premium Opportunity Fund

We have audited the accompanying statement of assets and liabilities of ING Global Advantage and Premium Opportunity Fund, including the portfolio of investments, as of February 28, 2007, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and the period from October 31, 2005 (commencement of operations) to February 28, 2006. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2007, by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ING Global Advantage and Premium Opportunity Fund as of February 28, 2007, and the results of its operations, the changes in its net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

April 27, 2007

STATEMENT OF ASSETS AND LIABILITIES AS OF FEBRUARY 28, 2007

ASSETS:
Investments in securities at value*	$385,110,475
Short-term investments at amortized cost	2,228,000
Cash	936,648
Cash collateral for futures	98,000
Foreign currencies at value**	16,281

Receivables:
Investment securities sold	1,179
Dividends and interest	730,514
Variation margin receivable	27,209
Unrealized appreciation on forward foreign currency contracts	96,277
Prepaid expenses	3,535

Total assets	389,248,118

LIABILITIES:
Payable for investment securities purchased	1,174
Payable for futures variation margin	3,400
Unrealized depreciation on forward foreign currency contracts	1,904,966
Payable to affiliates	135,297
Payable for trustee fees	7,412
Other accrued expenses and liabilities	165,424
Options written***	1,597,655

Total liabilities	3,815,328

NET ASSETS (equivalent to $21.19 per share on 18,185,082 shares outstanding)	$385,432,790

NET ASSETS WERE COMPRISED OF:
Paid-in capital — shares of beneficial interest at $0.01 par value (unlimited shares authorized)	341,784,514
Accumulated distributions in excess of net investment income	(4,166,620)
Accumulated net realized gain on investments, foreign currency related transactions, futures and written options	14,852,885
Net unrealized appreciation on investments, foreign currency related transactions, futures and written options	32,962,011

NET ASSETS	$385,432,790

* Cost of investments in securities	$352,545,675
** Cost of foreign currencies	$16,281
*** Premiums received for options written	$3,839,882

See Accompanying Notes to Financial Statements

STATEMENT OF OPERATIONS FOR THE YEAR ENDED FEBRUARY 28, 2007

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$8,198,041
Interest	96,521

Total investment income	8,294,562

EXPENSES:
Investment management fees	2,774,584
Transfer agent fees	17,501
Administrative service fees	369,942
Shareholder reporting expense	72,358
Professional fees	64,881
Custody and accounting expense	145,216
Trustee fees	13,152
Miscellaneous expense	47,328

Total expenses	3,504,962

Net investment income	4,789,600

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, FUTURES AND WRITTEN OPTIONS:

Net realized gain (loss) on:
Investments	40,473,674
Foreign currency related transactions	(7,661,865)
Futures and written options	3,498,345

Net realized gain on investments, foreign currency related transactions, futures and written options	36,310,154

Net change in unrealized appreciation or depreciation on:
Investments	9,757,520
Foreign currency related transactions	(972,344)
Futures and written options	1,103,350

Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures and written options	9,888,526

Net realized and unrealized gain on investments, foreign currency related transactions, futures and written options	46,198,680

Increase in net assets resulting from operations	$50,988,280

* Foreign taxes withheld	$330,863

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	October 31, 2005(1)
	February 28,	to February 28,
	2007	2006

FROM OPERATIONS:
Net investment income	$4,789,600	$1,002,354
Net realized gain (loss) on investments, foreign currency related transactions, futures and written options	36,310,154	(36,811)
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures and written options	9,888,526	23,073,485

Net increase in net assets resulting from operations	50,988,280	24,039,028

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(812,038)	(2,798,525)
Net realized gains	(27,768,469)	—
Tax return of capital	(5,048,487)	—

Total distributions	(33,628,994)	(2,798,525)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	—	344,033,000 (2)
Dividends reinvested	2,700,001	—

Net increase in net assets resulting from capital share transactions	2,700,001	344,033,000

Net increase in net assets	20,059,287	365,273,503

NET ASSETS:
Beginning of period	365,373,503	100,000

End of period	$385,432,790	$365,373,503

Undistributed net investment income (accumulated distributions in excess of net investment income) at end of period	$(4,166,620)	$1,628,960

(1) Commencement of operations
(2) Proceeds from sale of shares net of sales load of $16,245,000 and offering costs of $722,000.

See Accompanying Notes to Financial Statements

ING GLOBAL ADVANTAGE AND
PREMIUM OPPORTUNITY FUND
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Year	October 31,
	Ended	2005(1) to
	February 28,	February 28,
	2007	2006

Per Share Operating Performance:
Net asset value, beginning of period	$20.24	19.06 (2)

Income from investment operations:
Net investment income	$0.26	0.06 *
Net realized and unrealized gain on investments	$2.55	1.28
Total from investment operations	$2.81	1.34

Less distributions from:
Net investment income	$0.04	0.16
Net realized gains on investments	$1.54	—
Tax return of capital	$0.28	—
Total distributions	$1.86	0.16
Net asset value, end of period	$21.19	20.24
Market value, end of period	$21.11	18.61

Total investment return at net asset value(3)%	14.81	7.08

Total investment return at market value(4)%	24.40	(6.17)

Ratios and Supplemental Data:
Net assets, end of period (millions)	$385	365

Ratios to average net assets:
Gross expenses prior to expense reimbursement(5)%	0.95	1.06
Net expenses after expense reimbursement(5)(6)%	0.95	1.00
Net investment income after expense reimbursement (5)(6)%	1.29	0.86
Portfolio turnover rate %	132	41

(1) Commencement of operations.

(2) Net asset value at beginning of period reflects the deduction of the sales load of $0.90 per share and offering costs of $0.04 per share paid by the shareholder from the $20.00 offering price.

(3) Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends and capital gain distributions, if any, in accordance with the provisions of the dividend reinvestment plan. Total investment return at net asset value is not annualized for periods less than one year.

(4) Total investment return at market value measures the change in the market value of your investment assuming reinvestment of dividends and capital gain distributions, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan. Total investment return at market value is not annualized for periods less than one year.

(5) Annualized for periods less than one year.

(6) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*  Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF FEBRUARY 28, 2007

NOTE 1 — ORGANIZATION

ING Global Advantage and Premium Opportunity Fund (the “Fund”) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is organized as a Delaware statutory trust. The primary investment objective for the Fund is to provide a high level of income. Capital appreciation is a secondary investment objective. The Fund seeks to achieve its investment objectives by investing in a portfolio of global common stocks and utilizing an integrated options writing strategy.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements, and such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.	Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and equity securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Fund’s valuation procedures. U.S. government obligations are valued by using market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Fund’s Board of Trustees (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that the Fund calculates its net asset value (“NAV”) may also be valued at their fair values as determined in good faith by or under the supervision of the Fund’s Board, in accordance with methods that are specifically authorized by the Board. The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time the Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by the Fund in foreign securities markets. Further, the value of the Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating the Fund’s NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents. If an event occurs after the time at which the market for foreign securities held by the Fund closes but before the time that the Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, the Fund will use the fair value of such securities as determined under the Fund’s valuation procedures. Events after the close of trading on a foreign market that could require the Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative

NOTES TO FINANCIAL STATEMENTS AS OF FEBRUARY 28, 2007 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

models to help determine fair value as of the time the Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund’s NAV. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value.

Options that are traded over-the-counter will be valued using one of three methods: (1) dealer quotes, (2) industry models with objective inputs, or (3) by using a benchmark arrived at by comparing prior-day dealer quotes with the corresponding change in the underlying security. Exchange traded options will be valued using the last reported sale. If no last sale is reported, exchange traded options will be valued using an industry accepted model such as “Black Scholes.” Options on currencies purchased by the Fund are valued using industry models with objective inputs.

B.	Security Transactions and Revenue Recognition. Security transactions are recorded on the trade date. Realized gains or losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Premium amortization and discount accretion are determined using the effective yield method. Dividend income is recorded on the ex-dividend date, or in the case of some foreign dividends, when the information becomes available to the Fund.

C.	Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in

NOTES TO FINANCIAL STATEMENTS AS OF FEBRUARY 28, 2007 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D.	Forward Foreign Currency Contracts. The Fund may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a currency forward contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the statement of assets and liabilities. Realized and unrealized gains and losses on forward foreign currency contracts are included on the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet in terms of their contracts and from movement in currency and securities values and interest rates.

E.	Distributions to Shareholders. Dividends from net investment income and net realized gains, if any, are declared and paid quarterly by the Fund. Distributions are determined annually in accordance with federal tax principles, which may differ from U.S. generally accepted accounting principles for investment companies. The Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. Distributions are recorded on the ex-dividend date.

The Fund intends to make regular quarterly distributions based on the past and projected performance of the Fund. The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time depending on whether the Fund has gains or losses on the call options written on its portfolio versus gains or losses on the equity securities in the portfolio. The Fund’s distributions will normally reflect past and projected net investment income, and may include income from dividends and interest, capital gains and/or a return of capital. The final composition of the tax characteristics of the distributions cannot by determined with certainty until after the end of the year, and will be reported to shareholders at that time. The amount of quarterly distributions will vary, depending on a number of factors. As portfolio and market conditions change, the rate of dividends on the common shares will change. There can be no assurance that the Fund will be able to declare a dividend in each period.

F.	Federal Income Taxes. It is the policy of the Fund to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

G.	Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

H.	Securities Lending. Under an agreement with The Bank of New York (“BNY”) the Fund has the option to temporarily loan up to 30% of its managed assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, the Fund has the right to use collateral to offset losses incurred. There would be potential loss to the Fund in the event the Fund is delayed or prevented from

NOTES TO FINANCIAL STATEMENTS AS OF FEBRUARY 28, 2007 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in the Fund.

I.	Options Contracts. The Fund may purchase put and call options and may write (sell) put options and covered call options. The premium received by the Fund upon the writing of a put or call option is included in the Statement of Assets and Liabilities as a liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Fund will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option or purchased put option or the purchase cost of the security for a written put option or a purchased call option is adjusted by the amount of premium received or paid. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

J.	Repurchase Agreements. The Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. The Fund will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

NOTE 3 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

ING Investments, LLC (“ING Investments” or the “Investment Adviser”), an Arizona limited liability company, is the Investment Adviser of the Fund. The Fund pays the Investment Adviser for its services under the investment management agreement (“Management Agreement”), a fee, payable monthly, based on an annual rate of 0.75% of the Fund’s average daily managed assets. For the purposes of the Management Agreement, managed assets are defined as the Fund’s average daily gross asset value, minus the sum of the Fund’s accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than liabilities for the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding preferred shares). As of February 28, 2007, there were no preferred shares outstanding.

Effective November 1, 2006, all ING funds sub-advised by ING Investment Management Co. (“ING IM”) are permitted to invest end-of-day cash balances into affiliated ING Money Market Funds, including ING Institutional Prime Money Market Fund. Investment management fees paid by the Fund will be reduced by an amount equal to the management fees paid indirectly to the ING Institutional Prime Money Market Fund with respect to assets invested by the Fund.

The Investment Adviser entered into a sub-advisory agreement (“Sub-Advisory Agreement”) with ING IM. Subject to policies as the Board or the Investment Adviser might determine, ING IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies and limitations.

ING Funds Services, LLC (the “Administrator”) serves as Administrator to the Fund. The Fund pays the Administrator for its services a fee based on an annual rate of 0.10% of the Fund’s average daily managed assets. The Investment Adviser, ING IM, and the Administrator are indirect, wholly-owned subsidiaries

NOTES TO FINANCIAL STATEMENTS AS OF FEBRUARY 28, 2007 (CONTINUED)

NOTE 3 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

of ING Groep N.V. (“ING Groep”). ING Groep is one of the largest financial services organizations in the world, and offers an array of banking, insurance and asset management services to both individuals and institutional investors.

The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with the Fund under which it will limit the expenses of the Fund, excluding interest, taxes, leverage expenses, and extraordinary expenses to 1.00% of average net assets. The Investment Adviser may at a later date recoup from the Fund fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such reimbursement, the Fund’s expense ratio does not exceed the percentage described above. The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments or the Fund provides written notice of the termination within 90 days of the end of the then current term or upon written termination of the Management Agreement.

NOTE 4 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At February 28, 2007, the Fund had the following amounts recorded in payable to affiliates on the accompanying Statement of Assets and Liabilities:

Accrued
Investment	Accrued
Management	Administrative
Fees	Fees	Total

$105,216	$30,081	$135,297

The Fund has adopted a Retirement Policy (“Policy”) covering all Independent Trustees of the Fund who will have served as an Independent Trustee for at least five years at the time of retirement. Benefits under this Policy are based on an annual rate as defined in the Policy agreement and are recorded as trustee fees in the financial statements.

NOTE 5 — PURCHASES AND SALES OF INVESTMENT SECURITIES

The cost of purchases and proceeds from sales of investments for the year ended February 28, 2007, excluding short-term securities, were $493,547,246 and $525,760,058, respectively.

NOTE 6 — CALL OPTIONS WRITTEN

Written option activity for the Fund for the year ended February 28, 2007 was as follows:

	Number of
	Contracts	Premium

Balance at 2/28/2006	2,242,544	$4,359,982
Options written	3,772,395	45,529,679
Options expired	(3,080,550)	(11,963,507)
Options exercised	(2,607,489)	(34,086,272)

Balance at 2/28/2007	326,900	$3,839,882

NOTE 7 — CONCENTRATION OF INVESTMENT RISKS

Foreign Securities and Emerging Markets. The Fund makes significant investments in foreign securities and may invest up to 20% of its managed assets in securities issued by companies located in countries with emerging markets. Investments in foreign securities may entail risks not present in domestic investments. Since investments in securities are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as from movements in currency, security value and interest rate, all of which could affect the market and/or credit risk of the investments. The risks of investing in foreign securities can be intensified in the case of investments in issuers located in countries with emerging markets.

Leverage. Although the Fund has no current intention to do so, the Fund is authorized to utilize leverage through the issuance of preferred shares and/or borrowings, including the issuance of debt securities. In the event that the Fund determines in the future to utilize investment leverage, there can be no assurance that such a leveraging strategy will be successful during any period in which it is employed.

NOTES TO FINANCIAL STATEMENTS AS OF FEBRUARY 28, 2007 (CONTINUED)

NOTE 8 — CAPITAL SHARES

Transaction in capital shares and dollars were as follows:

	Year	October 31,
	Ended	2005(1) to
	February 28,	February 28,
	2007	2006

Number of Shares
Shares sold	—	18,050,000
Dividends reinvested	130,082	—

Net increase in shares outstanding	130,082	18,050,000

$
Shares sold	$—	$344,033,000 (2)
Dividends reinvested	2,700,001	—

Net increase	$2,700,001	$344,033,000

(1)	Commencement of operations.

(2)	Proceeds from sales of shares net of sales load paid of $16,245,000 and offering costs of $722,000.

NOTE 9 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

The following permanent tax differences have been reclassified as of the Fund’s tax year ended December 31, 2006:

Distributions in
excess of	Accumulated
Net Investment	Net Realized
Income	Gains/(Losses)

$(9,773,142)	$9,773,142

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

Tax Year Ended
Tax Year Ended December 31, 2006			December 31, 2005

Ordinary	Long-Term	Return	Ordinary
Income	Capital Gains	of Capital	Income

$23,422,969	$5,157,538	$5,048,487	$2,798,525

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of the tax year ended December 31, 2006 were:

Unrealized	Post-October
Appreciation/	Currency Losses
(Depreciation)	Deferred

$29,968,895	$(2,473,353)

NOTE 10 — OTHER ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained upon challenge by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective for fiscal years beginning after December 15, 2006, with early application permitted if no interim financial statements have been issued. However, acknowledging the unique issues that FIN 48 presents for investment companies that calculate NAVs, the U.S. Securities and Exchange Commission (the “SEC”) has indicated that they would not object if a fund implements FIN 48 in its NAV calculation as late as its last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. For the February year-end closed-end funds, this would be no later than their August 31, 2007 NAV and the effects of FIN 48 would be reflected in the funds’ semi-annual financial statements contained in their Form N-CSR filing. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more likely-than-not to be sustained as of the adoption date. Management of the Fund has assessed the impact of adopting FIN 48 and currently does not believe that there will be a material impact to the Fund.

On September 15, 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), “Fair Value Measurements.” The new accounting statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (“GAAP”), and expands disclosures about fair value measurements. SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a

NOTES TO FINANCIAL STATEMENTS AS OF FEBRUARY 28, 2007 (CONTINUED)

NOTE 10 — OTHER ACCOUNTING PRONOUNCEMENTS (continued)

liability in an orderly transaction between market participants at the measurement date (an exit price). SFAS No. 157 also stipulates that, as a market-based measurement, fair value measurement should be determined based on the assumptions that market participants would use in pricing the asset or liability, and establishes a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. As of February 28, 2007, management of the Fund is currently assessing the impact, if any, that will result from adopting SFAS No. 157.

NOTE 11 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS

In 2004, ING Investments reported to the Boards of Directors/ Trustees (the “Boards”) of the ING Funds that, like many U.S. financial services companies, ING Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. ING Investments has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, ING Investments reported that management of U.S. affiliates of ING Groep, including ING Investments (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING’s internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Boards.

ING Investments has advised the Boards that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. ING Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, ING Investments has advised the Boards that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

In September 2005, ING Funds Distributor, LLC (“IFD”), the distributor of certain ING Funds, settled an administrative proceeding with the NASD regarding three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered into formal and informal arrangements that permitted frequent trading. Under the terms of the Letter of Acceptance, Waiver and Consent (“AWC”) with the NASD, under which IFD neither admitted nor denied the allegations or findings, IFD consented to the following sanctions: (i) a censure; (ii) a fine of $1.5 million; (iii) restitution of approximately $1.44 million to certain ING Funds for losses attributable to excessive trading described in the AWC; and (iv) agreement to make certification to NASD regarding the review and establishment of certain procedures.

In addition to the arrangements discussed above, in 2004 ING Investments reported to the Boards that, at that time, these instances include the following, in addition to the arrangements subject to the AWC discussed above:

•	Aeltus Investment Management, Inc. (a predecessor entity to ING IM) identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial

18

NOTES TO FINANCIAL STATEMENTS AS OF FEBRUARY 28, 2007 (CONTINUED)

NOTE 11 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

financial penalties in connection with this conduct and the second has been disciplined.

•	ReliaStar Life Insurance Company (“ReliaStar”) entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

•	In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters, you may consult the Form 8-K and Form 8-K/A for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the SEC on October 29, 2004 and September 8, 2004. These Forms 8-K and Forms 8-K/A can be accessed through the SEC’s website at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Boards are the only instances of such trading respecting the ING Funds.

ING Investments reported to the Boards that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, ING Investments advised the Boards that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, ING Investments reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•	ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the SEC. ING Investments reported to the Boards that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•	ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

•	The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

•	ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.

•	ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

Other Regulatory Matters

The New York Attorney General (the “NYAG”) and other federal and state regulators are also conducting broad inquiries and investigations involving the insurance industry. These initiatives currently focus on, among other things, compensation and other sales incentives; potential conflicts of interest; potential anti-competitive activity; reinsurance; marketing practices (including suitability); specific product types (including group annuities and indexed annuities); fund selection for investment products and brokerage sales; and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. ING has received formal and informal requests in connection with such investigations, and is cooperating fully with each request. In connection with one such investigation, affiliates of ING Investments were named in a petition

19

NOTES TO FINANCIAL STATEMENTS AS OF FEBRUARY 28, 2007 (CONTINUED)

NOTE 11 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

for relief and cease and desist order filed by the New Hampshire Bureau of Securities Regulation (the “NH Bureau”) concerning their administration of the New Hampshire state employees deferred compensation plan.

On October 10, 2006, an affiliate of ING Investments entered into an assurance of discontinuance with the NYAG (the “NYAG Agreement”) regarding the endorsement of its products by the New York State United Teachers Union Member Benefits Trust (“NYSUT”) and the sale of their products to NYSUT members. Under the terms of the NYAG Agreement, the affiliate of ING Investments, without admitting or denying the NYAG’s findings, will distribute $30 million to NYSUT members, and/or former NYSUT members, who participated in the NYSUT-endorsed products at any point between January 1, 2001 and June 30, 2006. The affiliate also agreed with the NYAG’s office to develop a one-page disclosure that will further improve transparency and disclosure regarding retirement product fees (the “One-Page Disclosure”). Pursuant to the terms of the NYAG Agreement, the affiliate has agreed for a five year period to provide its retirement product customers with the One-Page Disclosure.

In addition, on the same date, these affiliates of ING Investments entered into a consent agreement with the NH Bureau (the “NH Agreement”) to resolve this petition for relief and cease and desist order. Under the terms of the NH Agreement, these affiliates of ING Investments, without admitting or denying the NH Bureau’s claims, have agreed to pay $3 million to resolve the matter, and for a five year period to provide their retirement product customers with the One-Page Disclosure described above.

Other federal and state regulators could initiate similar actions in this or other areas of ING’s businesses.

These regulatory initiatives may result in new legislation and regulation that could significantly affect the financial services industry, including businesses in which ING is engaged.

In light of these and other developments, ING continuously reviews whether modifications to its business practices are appropriate.

At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

NOTE 12 — SUBSEQUENT EVENTS

Dividends: Subsequent to February 28, 2007, the Fund declared a quarterly dividend of:

Per Share	Declaration	Payable	Record
Amount	Date	Date	Date

$0.465	3/23/2007	4/16/2007	4/4/2007

The Fund estimates that distributions for the tax year commencing on January 1, 2007, and including the distributions listed above, will be comprised of approximately 59% net investment income. The remaining portion of the Fund’s monthly distributions is estimated to come from the Fund’s covered-call option strategy, which for tax purposes, may be treated as a combination of long-term and short-term capital gains, and/or a return of capital. The tax character of the Fund’s covered-call option strategy is largely determined by movements in the underlying equity portfolio. Based on the current realized appreciation in the Fund’s underlying equity portfolio, the Fund estimates that the remaining approximately 41% of the distributions would be considered short-term capital gain.

20

PORTFOLIO OF INVESTMENTS
ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY
AS OF FEBRUARY 28, 2007

Shares			Value

COMMON STOCK: 98.9%
		Australia: 2.3%
39,043		Amcor Ltd.	$224,185
25,060		APN News & Media Ltd.	117,408
29,985		Australia & New Zealand Banking Group Ltd.	693,443
22,152		BHP Billiton Ltd.	473,514
133,313		BlueScope Steel Ltd.	982,463
8,910		Boral Ltd.	59,351
7,226		Centro Properties Group	55,966
50,758		Coles Myer Ltd.	613,924
86,568		Commonwealth Property Office Fund	94,086
8,323		Computershare Ltd.	66,150
3,764		CSL Ltd.	231,400
48,002		CSR Ltd.	137,521
22,379		Foster’s Group Ltd.	111,466
34,057		GPT Group	135,465
32,019		Harvey Norman Holdings Ltd.	110,008
27,029	**	ING Industrial Fund	50,745
10,805		Insurance Australia Group Ltd.	51,150
2,947		Leighton Holdings Ltd.	72,200
3,446		Lend Lease Corp., Ltd.	49,021
15,338		Lion Nathan Ltd.	100,529
20,843		Macquarie Airports Management Ltd.	60,815
17,694		Macquarie Goodman Group	100,063
222,163		Macquarie Office Trust	280,436
27,715		OneSteel Ltd.	109,949
58,115		Pacific Brands Ltd.	134,309
52,889		Qantas Airways Ltd.	214,252
2,200		Rio Tinto Ltd.	131,787
48,524		Santos Ltd.	357,851
50,877		Stockland	347,345
105,744		Suncorp-Metway Ltd.	1,817,257
15,811		TABCORP Holdings Ltd.	201,895
36,938		Tattersall’s Ltd.	133,982
15,788		Telstra Corp., Ltd.	52,992
10,101		Wesfarmers Ltd.	290,232
3,184		Westpac Banking Corp.	63,992
4,050		Zinifex Ltd.	53,369

			8,780,521

		Austria: 0.1%
1,104		Boehler-Uddeholm AG	81,122
2,409	@	bwin Interactive Entertainment	78,429
10,084	@	IMMOFINANZ Immobilien Anlagen AG	153,051
1,806		OMV AG	100,561

			413,163

		Belgium: 0.7%
630		Delhaize Group	52,414
630		D’ieteren SA	235,455
54,536		Fortis	2,343,194
698		Omega Pharma SA	53,873

			2,684,936

		Bermuda: 0.6%
20,300		ACE Ltd.	1,140,048
2,800		Frontline Ltd.	97,577
34,552	@	Tyco International Ltd.	1,065,238

			2,302,863

		Denmark: 0.7%
57		AP Moller — Maersk A/S	585,958
1,475	@	East Asiatic Co., Ltd. A/S	64,840
22,150		Novo-Nordisk A/S	1,901,782

			2,552,580

		Finland: 0.4%
7,834		Kesko OYJ	412,909
15,867		Nokia OYJ	346,325
14,400	@	Orion OYJ	317,128
12,412		Rautaruukki OYJ	568,632

			1,644,994

		France: 4.6%
660		Accor SA	58,184
1,116		Air France-KLM	48,372
111,159		Alcatel SA	1,417,568
3,480	@	Atos Origin	188,053
3,546		AXA SA	150,793
762		BIC	52,052
25,969		BNP Paribas	2,707,960
26,106		Bouygues	1,817,835
9,206		Capgemini SA	642,887
584		Casino Guichard Perrachon SA	50,232
2,640		Cie de Saint-Gobain	245,428
1,070		Compagnie Generale des Etablissements Michelin	111,152
47,487		Credit Agricole SA	1,891,726
3,766		France Telecom SA	102,003
13,355		Groupe Danone	2,112,034
657		Lafarge SA	98,038
4,090		Sanofi-Aventis	347,290
14,391		Societe Generale	2,420,154
2,661		Sodexho Alliance SA	183,594
1,496		Technip SA	100,180
16,741		Total SA	1,127,548
206		Unibail	59,460
737		Veolia Environnement	51,887
41,034		Vivendi	1,618,994
746		Zodiac SA	50,679

			17,654,103

		Germany: 4.1%
14,185		Allianz AG	3,050,452
525		BASF AG	53,405
15,588		Deutsche Bank AG	2,047,929
42,765		Deutsche Lufthansa AG	1,159,323
931		Douglas Holding AG	54,176
5,519		E.ON AG	722,816
760		Fresenius Medical Care AG & Co. KGaA	107,898
1,209		Heidelberger Druckmaschinen	51,495
15,324		Hochtief AG	1,346,809
3,588	@	Infineon Technologies AG	55,035
2,541	@	KarstadtQuelle AG	88,549
10,634		Merck KGaA	1,339,607
6,533		Muenchener Rueckversicherungs AG	1,046,637
614		Rheinmetall AG	49,477
861		RWE AG	88,140
9,724		Salzgitter AG	1,210,009
3,266		Siemens AG	344,203
40,692		ThyssenKrupp AG	1,990,688
9,180		Volkswagen AG	1,154,479
316		Wincor Nixdorf AG	51,217

			16,012,344

		Greece: 0.1%
4,165		Coca-Cola Hellenic Bottling Co. SA	161,349
10,735		Hellenic Petroleum SA	146,070

			307,419

		Hong Kong: 1.2%
28,000		CLP Holdings Ltd.	205,596
98,000		Giordano Intl., Ltd.	45,686
17,500		HongKong Electric Holdings	88,607
37,000		Hysan Development Co., Ltd.	101,717
15,000		Kingboard Chemicals Holdings	63,045

See Accompanying Notes to Financial Statements

21

PORTFOLIO OF INVESTMENTS
ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY
AS OF FEBRUARY 28, 2007 (CONTINUED)

Shares			Value

		Hong Kong (continued)
339,000		Noble Group Ltd.	$310,843
53,000		Orient Overseas International Ltd.	432,652
74		PCCW Ltd.	44
8,000		Sun Hung Kai Properties Ltd.	94,708
156,000		Swire Pacific Ltd.	1,765,570
13,000		Television Broadcasts Ltd.	84,525
72,000		Texwinca Holdings Ltd.	51,269
368,000		Wharf Holdings Ltd.	1,303,942

			4,548,204

		Ireland: 0.1%
33,712		Depfa Bank PLC	568,396

			568,396

		Italy: 2.4%
95,113		Autogrill S.p.A.	1,714,742
3,562		Banche Popolari Unite Scpa	101,077
191,797		Capitalia S.p.A.	1,647,107
9,517		Enel S.p.A.	99,387
16,139		ENI S.p.A.	494,294
16,368	@	Fiat S.p.A.	387,557
317,738		Intesa Sanpaolo S.p.A.	2,307,455
2,140		Italcementi S.p.A.	64,141
98,316		Pirelli & C S.p.A.	109,683
43,523		Telecom Italia — RNC	110,430
661,944		Telecom Italia S.p.A.	2,001,127
11,669		UniCredito Italiano S.p.A.	107,768

			9,144,768

		Japan: 10.4%
8,000		77 Bank Ltd.	56,771
4,400		Aeon Co., Ltd.	91,684
3,000		Alfresa Holdings Corp.	198,956
5,000		Amada Co., Ltd.	56,889
1,200		Astellas Pharma, Inc.	52,685
6,000		Bank of Fukuoka Ltd.	50,666
82,000		Bank of Yokohama Ltd.	672,895
39,300		Canon, Inc.	2,128,646
5		Central Japan Railway Co.	60,154
6,000		Chiba Bank Ltd.	57,300
5,500		Circle K Sunkus Co., Ltd.	102,264
9,000		COMSYS Holdings Corp.	104,953
3,500		Daifuku Co., Ltd.	52,510
8,400		Daiichi Sankyo Co., Ltd.	271,173
6,000		Dainippon Screen Manufacturing Co., Ltd.	49,321
37,000		Daiwa House Industry Co., Ltd.	663,654
6,000		Dowa Holdings Co., Ltd.	62,277
92		East Japan Railway Co.	707,759
13,100		Eisai Co., Ltd.	666,927
2,200	@	Elpida Memory, Inc.	98,983
3,600		FamilyMart Co., Ltd.	98,957
53,000		Fujikura Ltd.	373,076
8,000		Furukawa Electric Co., Ltd.	53,108
15,000		Gunma Bank Ltd.	103,512
13,000	@	Haseko Corp.	50,153
2,200		Hitachi Chemical Co., Ltd.	51,375
1,800		Hitachi High-Technologies Corp.	50,537
13,000		Hokugin Financial Group, Inc.	49,134
1,000		Ibiden Co., Ltd.	50,292
12	@	Inpex Holdings, Inc.	100,623
130,000		Itochu Corp.	1,259,785
9,000		Joyo Bank Ltd.	59,145
6,000		Kaneka Corp.	56,222
6,000		Kawasaki Kisen Kaisha Ltd.	59,970
7		KDDI Corp.	54,696
17,000		Kintetsu Corp.	56,171
472,000		Kobe Steel Ltd.	1,902,917
7,000	@	Konica Minolta Holdings, Inc.	89,820
12,000		Kyowa Hakko Kogyo Co., Ltd.	109,853
3,500		Kyushu Electric Power Co., Inc.	100,483
1,600		Leopalace21 Corp.	50,622
110,000		Matsushita Electric Industrial Co., Ltd.	2,209,765
5,000		Matsushita Electric Works Ltd.	57,065
24,800		Mediceo Paltac Holdings Co., Ltd.	464,111
100,500		Mitsubishi Corp.	2,341,800
6,000		Mitsubishi Electric Corp.	60,306
105,000		Mitsubishi Materials Corp.	484,651
14,000		Mitsubishi Rayon Co., Ltd.	92,563
41		Mitsubishi UFJ Financial Group, Inc.	502,762
20,000		Mitsui Mining & Smelting Co., Ltd.	113,354
363		Mizuho Financial Group, Inc.	2,550,338
6,800		Namco Bandai Holdings, Inc.	100,237
17,000		Nichirei Corp.	103,793
26,000		Nippon Electric Glass Co., Ltd.	637,676
23,500		Nippon Mining Holdings, Inc.	196,602
17,000		Nippon Oil Corp.	124,159
29		Nippon Telegraph & Telephone Corp.	153,625
51,000		Nippon Yusen KK	403,442
12,000		Nishi-Nippon City Bank Ltd.	57,743
8,000		Nissan Motor Co., Ltd.	91,972
2,000		Nitto Denko Corp.	102,893
5,500		NOK Corp.	93,645
41		NTT DoCoMo, Inc.	74,672
8,000		Obayashi Corp.	53,920
5,000		Olympus Corp.	167,948
3,020		ORIX Corp.	831,941
198,000		Osaka Gas Co., Ltd.	779,748
500		Otsuka Corp.	48,962
345		Resona Holdings, Inc.	980,475
37		Round One Corp.	90,712
1,000		Sankyo Co., Ltd.	44,956
10		Sapporo Hokuyo Holdings, Inc.	104,327
3,800		Sega Sammy Holdings, Inc.	95,723
7,000		Sekisui Chemical Co., Ltd.	57,935
41,200		Seven & I Holdings Co., Ltd.	1,319,489
3,000		Sharp Corp.	55,897
5,000		Shizuoka Bank Ltd.	53,433
39,300		Softbank Corp.	997,473
86,900	@	Sojitz Corp.	389,302
1,100		Sony Corp.	57,030
36,400		Stanley Electric Co., Ltd.	727,706
7,000		Sumitomo Bakelite Co., Ltd.	50,467
23,000		Sumitomo Metal Industries Ltd.	116,890
52,000		Sumitomo Metal Mining Co., Ltd.	931,498
188		Sumitomo Mitsui Financial Group, Inc.	1,828,968
5,000		Sumitomo Trust & Banking Co., Ltd.	56,680
4,000		Suruga Bank Ltd.	55,180
4,200		Suzuken Co., Ltd.	150,562
15,000		Taisei Corp.	57,090
4,000		Tanabe Seiyaku Co., Ltd.	54,146
2,100		THK Co., Ltd.	52,887
24,000		Tobu Railway Co., Ltd.	124,678
5,000		Tokyo Electric Power Co., Inc.	174,594
20,700		Tokyo Electron Ltd.	1,505,944
127,000		Tokyo Gas Co., Ltd.	715,325
84,000		Tokyu Corp.	679,714
10,000		Tosoh Corp.	51,859
7,500		Toyo Seikan Kaisha Ltd.	146,375
4,400		Toyoda Gosei Co., Ltd.	100,103
53,300		Toyota Motor Corp.	3,579,952
26,000		UNY Co., Ltd.	363,915
1,530		USS Co., Ltd.	96,542
19		West Japan Railway Co.	90,017
23,000		Yaskawa Electric Corp.	251,560

			40,096,015

See Accompanying Notes to Financial Statements

22

PORTFOLIO OF INVESTMENTS
ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY
AS OF FEBRUARY 28, 2007 (CONTINUED)

Shares			Value

		Netherlands: 2.7%
26,770		Aegon NV	$529,267
30,932		Arcelor Mittal	1,568,182
55,983		European Aeronautic Defence and Space Co. NV	1,913,393
1,068		Heineken NV	52,604
48,645	@	Koninklijke Ahold NV	484,217
76,019		Royal Dutch Shell PLC — Class A	2,459,616
52,438		Royal Dutch Shell PLC — Class B	1,691,461
11,712		SBM Offshore NV	416,091
50,789		Unilever NV	1,314,287

			10,429,118

		New Zealand: 0.1%
26,032		Contact Energy Ltd.	161,953
19,968		Fisher & Paykel Appliances Holdings Ltd.	51,232
8,579		Fletcher Building Ltd.	64,017
27,697		Vector Ltd.	52,547

			329,749

		Norway: 0.6%
860		Aker Kvaerner ASA	99,365
6,900		DNB NOR ASA	93,352
114,000	@	Marine Harvest	139,186
36,200		Norsk Hydro ASA	1,115,543
14,240	@	Petroleum Geo-Services ASA	329,783
14,150		Statoil ASA	361,013
3,600		Tandberg ASA	64,355
2,600		Telenor ASA	48,112

			2,250,709

		Portugal: 0.2%
3,687		Banco Espirito Santo SA	68,300
115,086		Energias de Portugal SA	630,920
29,425		Sonae SGPS SA	63,471

			762,691

		Singapore: 0.3%
54,000		ComfortDelgro Corp., Ltd.	65,762
15,000		Fraser and Neave Ltd.	47,938
120,000		Neptune Orient Lines Ltd.	226,290
36,000		Parkway Holdings Ltd.	69,776
35,000		Singapore Petroleum Co., Ltd.	102,601
17,000		Singapore Press Holdings Ltd.	48,961
207,000		Singapore Telecommunications Ltd.	433,588
132,000	@	STATS ChipPAC Ltd.	130,170
69,000		Wing Tai Holdings Ltd.	125,621

			1,250,707

		Spain: 1.3%
12,703		Banco Bilbao Vizcaya Argentaria SA	309,142
77,779		Banco Santander Central Hispano SA	1,440,007
43,215		Endesa SA	2,194,313
2,010		Repsol YPF SA	63,618
39,554		Telefonica SA	850,766
1,918		Union Fenosa SA	96,070

			4,953,916

		Sweden: 0.7%
7,600		Atlas Copco AB	225,764
2,800		Getinge AB	57,780
2,450		Nobia AB	98,290
1,400		Scania AB	103,191
3,400		Securitas AB	50,631
2,400		SSAB Svenskt Staal AB	61,179
3,400		Ssab Svenskt Stal AB	90,950
2,600		Trelleborg AB	65,533
25,500		Volvo AB	1,959,620

			2,712,938

		Switzerland: 1.6%
3,191		Credit Suisse Group	220,487
3,742		Nestle SA	1,392,084
16,612		Novartis AG	921,993
2,269	@	OC Oerlikon Corp. AG	1,130,460
4,550		Phonak Holding AG	342,872
4,807		Roche Holding AG	855,402
5,185		Schindler Holding AG	326,518
1,885		Swatch Group AG	92,548
13,162		UBS AG	777,204
369		Zurich Financial Services AG	105,301

			6,164,869

		United Kingdom: 9.1%
86,164		3i Group PLC	1,882,926
7,200	@	Acergy SA	135,858
19,620		Alliance Boots PLC	303,256
57,801		Amvescap PLC	679,854
1,703		Anglo American PLC	80,377
37,725		AstraZeneca PLC	2,115,491
10,903		Aviva PLC	174,580
27,795		Barclays PLC	403,047
3,457		Berkeley Group Holdings PLC	102,939
121,574		BHP Billiton PLC	2,435,442
179,725		BP PLC	1,842,448
76,902	@	British Airways PLC	809,625
3,971		British American Tobacco PLC	120,494
5,081		Brixton PLC	48,549
265,628		BT Group PLC	1,539,739
4,754		Cadbury Schweppes PLC	50,842
5,949		Carnival PLC	282,817
7,388		Centrica PLC	54,107
18,842	@	Collins Stewart Tullett PLC	84,379
4,351		Corus Group PLC	51,227
6,831		Daily Mail & General Trust	103,466
29,450		Davis Service Group PLC	298,191
3,933		Enterprise Inns PLC	48,479
13,804		First Choice Holidays PLC	68,210
6,820		Firstgroup PLC	80,972
49,954		FKI PLC	107,462
5,445		George Wimpey PLC	60,548
45,987		GlaxoSmithKline PLC	1,290,302
51,240		HBOS PLC	1,084,503
36,269		HMV Group PLC	98,605
107,448		HSBC Holdings PLC	1,874,086
21,828		Imperial Tobacco Group PLC	908,950
3,924		Intercontinental Hotels Group PLC	92,177
4,155		Investec PLC	50,059
2,241		Land Securities Group PLC	90,217
346,010		Legal & General Group PLC	1,059,381
8,535		Lloyds TSB Group PLC	96,008
44,466		LogicaCMG PLC	147,531
86,633		Marks & Spencer Group PLC	1,145,437
23,139		Misys PLC	105,764
7,039		Mitchells & Butlers PLC	97,835
120,527		National Grid PLC	1,806,217
23,366		Old Mutual PLC	80,529
3,454		Persimmon PLC	94,407
13,749		Premier Farnell PLC	48,591
4,118		Punch Taverns PLC	93,048
6,873		Resolution PLC	84,521
51,022		Rexam PLC	502,929
3,537		Rio Tinto PLC	190,537
339,874		Royal & Sun Alliance Insurance Group	1,022,085
57,683		Royal Bank of Scotland Group PLC	2,267,930
158,454		Scottish & Newcastle PLC	1,635,399

See Accompanying Notes to Financial Statements

23

PORTFOLIO OF INVESTMENTS
ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY
AS OF FEBRUARY 28, 2007 (CONTINUED)

Shares			Value

		United Kingdom (continued)
6,571		Scottish Power PLC	$98,449
25,482		Taylor Woodrow PLC	202,904
6,018		Tesco PLC	50,945
180,934		Tomkins PLC	910,096
1,857		Travis Perkins PLC	71,131
5,268		Trinity Mirror PLC	50,515
9,147	@	Tullett Prebon PLC	111,005
48,905		Unilever PLC	1,310,048
89,892		United Business Media PLC	1,246,605
402,881		Vodafone Group PLC	1,116,113
4,075		Wolseley PLC	102,316

			35,202,500

		United States: 54.6%
55,900	@	AES Corp.	1,191,788
33,500		Aetna, Inc.	1,483,045
27,400		Allstate Corp.	1,645,644
26,300	@	Altera Corp.	555,193
33,800		Altria Group, Inc.	2,848,664
8,000		AMBAC Financial Group, Inc.	701,120
18,100		American Express Co.	1,029,347
38,900		American International Group, Inc.	2,610,190
27,000		AmerisourceBergen Corp.	1,422,090
18,600	@	Amgen, Inc.	1,195,236
16,200		Anheuser-Busch Cos., Inc.	795,096
10,800	@	Apollo Group, Inc.	510,732
11,200	@	Apple, Inc.	947,632
12,200		Applied Materials, Inc.	226,554
105,337		AT&T, Inc.	3,876,402
128,600	S	Bank of America Corp.	6,541,882
8,500	@	Big Lots, Inc.	212,755
4,100		Biomet, Inc.	173,553
22,700	@	BMC Software, Inc.	700,522
13,500		Boeing Co.	1,178,145
7,700		Brunswick Corp.	251,405
75,600		CA, Inc.	1,969,380
18,300		Campbell Soup Co.	747,189
7,200		Caremark Rx, Inc.	443,448
11,300		CBS Corp. — Class B	342,955
26,300		Centerpoint Energy, Inc.	469,192
53,500		Chevron Corp.	3,670,635
24,100		Chubb Corp.	1,230,305
12,000		Circuit City Stores, Inc.	228,360
156,300	@	Cisco Systems, Inc.	4,054,422
15,900		CIT Group, Inc.	897,873
125,000	S	Citigroup, Inc.	6,300,000
8,300		Clear Channel Communications, Inc.	300,294
30,900	@	Coach, Inc.	1,458,480
8,400		Coca-Cola Co.	392,112
13,100		Comerica, Inc.	791,109
30,300	@	Compuware Corp.	277,245
6,700		ConocoPhillips	438,314
11,600	@	Convergys Corp.	298,352
7,600		Cooper Industries Ltd.	697,224
10,500		Countrywide Financial Corp.	401,940
12,100	@	Coventry Health Care, Inc.	658,482
4,400		Cummins, Inc.	592,592
160,800	@	Dell, Inc.	3,674,278
14,100		Dow Chemical Co.	617,580
24,200		Eastman Kodak Co.	577,896
12,500		Eaton Corp.	1,012,625
27,400		Edison International	1,285,608
10,900		Estee Lauder Cos., Inc.	521,892
140,500	S	ExxonMobil Corp.	10,071,040
12,400		Family Dollar Stores, Inc.	359,228
14,800		Fannie Mae	839,604
29,300		Federated Department Stores, Inc.	1,308,538
18,300		FedEx Corp.	2,089,494
45,700		First Data Corp.	1,166,721
122,900		Ford Motor Co.	973,368
23,500	@	Forest Laboratories, Inc.	1,216,360
80,300		Gap, Inc.	1,540,957
88,322	S	General Electric Co.	3,084,204
23,900		General Mills, Inc.	1,347,004
31,200		Genworth Financial, Inc.	1,103,544
13,800		Goldman Sachs Group, Inc.	2,782,080
45,700		Halliburton Co.	1,411,216
3,100		Harrah’s Entertainment, Inc.	261,919
16,006		Hartford Financial Services Group, Inc.	1,513,527
14,000		Hasbro, Inc.	396,060
121,300		Hewlett-Packard Co.	4,776,794
50,600		Honeywell International, Inc.	2,349,864
13,500	@	Humana, Inc.	807,840
57,600	S	International Business Machines Corp.	5,357,376
3,100		Johnson & Johnson	195,455
9,000		Jones Apparel Group, Inc.	296,280
91,200		JPMorgan Chase & Co.	4,505,280
3,000		KeySpan Corp.	123,120
1,800		Kinder Morgan, Inc.	190,368
25,100	@	King Pharmaceuticals, Inc.	468,115
27,500	@	Kohl’s Corp.	1,897,225
23,400		Lehman Brothers Holdings, Inc.	1,715,220
10,100	@	Lexmark International, Inc.	611,656
10,600		Lockheed Martin Corp.	1,031,168
28,600		Loews Corp.	1,242,384
36,700		Marathon Oil Corp.	3,330,158
24,300		Mattel, Inc.	632,043
46,400		McDonald’s Corp.	2,028,608
31,100		McGraw-Hill Cos., Inc.	2,009,371
23,300		McKesson Corp.	1,299,208
73,200		Merck & Co., Inc.	3,232,512
13,900		Merrill Lynch & Co., Inc.	1,163,152
32,000		Metlife, Inc.	2,020,800
44,400	@	Micron Technology, Inc.	526,584
31,000		Microsoft Corp.	873,270
49,600		Moody’s Corp.	3,210,112
35,000		Morgan Stanley	2,622,200
92,200		Motorola, Inc.	1,707,544
17,700		Mylan Laboratories	374,709
35,200		National City Corp.	1,332,320
34,400		News Corp., Inc.	775,032
23,000		NiSource, Inc.	547,170
16,600		Nordstrom, Inc.	881,294
8,900	@	Novellus Systems, Inc.	286,580
22,200		Nucor Corp.	1,351,314
34,500		Occidental Petroleum Corp.	1,593,210
23,400	@	Office Depot, Inc.	780,624
6,300		OfficeMax, Inc.	326,970
26,500		Omnicom Group	2,745,665
40,200	@	Pactiv Corp.	1,294,440
9,900		Parker Hannifin Corp.	815,661
11,500		Pepsi Bottling Group, Inc.	356,500
16,000		PepsiCo, Inc.	1,010,400
116,300		Pfizer, Inc.	2,902,848
3,520		Phelps Dodge Corp.	439,683
51,400		Procter & Gamble Co.	3,263,386
47,600		Progressive Corp.	1,091,468
21,000		Prudential Financial, Inc.	1,909,740
24,400		Qualcomm, Inc.	982,832
7,200		Questar Corp.	605,808
11,500		RadioShack Corp.	287,155
58,100		Raytheon Co.	3,111,255
3,600	@	Realogy Corp.	106,488
39,900		Regions Financial Corp.	1,429,218
17,700		Reynolds American, Inc.	1,080,585
2,200		Sabre Holdings Corp.	71,126
7,900		Safeco Corp.	527,088
3,900	@	Sandisk Corp.	142,038
117,100		Schering-Plough Corp.	2,749,508
8,800		Sherwin-Williams Co.	585,640
4,900		Snap-On, Inc.	245,490

See Accompanying Notes to Financial Statements

24

PORTFOLIO OF INVESTMENTS
ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY
AS OF FEBRUARY 28, 2007 (CONTINUED)

Shares			Value

		United States (continued)
29,100		Stanley Works	$1,617,087
11,300	@	Starbucks Corp.	349,170
15,200		TECO Energy, Inc.	254,904
8,600		Temple-Inland, Inc.	514,280
16,000	@	Teradyne, Inc.	257,920
32,800		TJX Cos., Inc.	902,000
3,200		Tribune Co.	96,096
17,800		TXU Corp.	1,177,470
10,100		United States Steel Corp.	895,062
19,900		United Technologies Corp.	1,306,037
49,300		UnitedHealth Group, Inc.	2,573,460
4,200	@	Univision Communications, Inc.	151,200
27,400		Valero Energy Corp.	1,579,610
17,900	@	VeriSign, Inc.	452,870
28,400		Wachovia Corp.	1,572,508
38,788		Wal-Mart Stores, Inc.	1,873,460
127,500		Walt Disney Co.	4,368,150
8,700		Washington Mutual, Inc.	374,796
45,000		Waste Management, Inc.	1,532,250
26,500	@	WellPoint, Inc.	2,103,835
50,200		Wells Fargo & Co.	1,741,940
6,800		Wyeth	332,656
32,300		Xcel Energy, Inc.	763,249
81,200	@	Xerox Corp.	1,402,324

			210,330,927

		Total Common Stock (Cost $349,384,096)	381,098,430

MUTUAL FUNDS: 0.2%
		United States: 0.2%
12,000		iShares MSCI EAFE Index Fund	890,160

			890,160

		Total Mutual Funds (Cost $916,268)	890,160

PREFERRED STOCK: 0.8%
		Germany: 0.8%
611		Porsche AG	805,885
13,083		RWE AG	1,194,526
12,747		Volkswagen AG	1,121,474

			3,121,885

		Total Preferred Stock (Cost $2,245,311)	3,121,885

		Total Long-Term Investments (Cost $352,545,675)	385,110,475

SHORT-TERM INVESTMENTS: 0.6%
		Repurchase Agreement: 0.6%
$2,228,000	S	Goldman Sachs Repurchase Agreement dated 02/28/07, 5.310%, due 03/01/07, $2,228,329 to be received upon repurchase (Collateralized by $2,256,000, Federal National Mortgage Association, 2.400%, Market Value plus accrued interest $2,272,882, due 03/29/07)	$2,228,000

		Total Short-Term Investments (Cost $2,228,000)	2,228,000

Total Investments in Securities (Cost $354,773,675)*	100.5%	$387,338,475
Other Assets and Liabilities-Net	(0.5)	(1,905,685)

Net Assets	100.0%	$385,432,790

@	Non-income producing security
**	Investment in affiliate
S	Segregated securities for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts
AUD	Australian Dollar
CHF	Swiss Franc
EUR	EU Euro
GBP	British Pound
JPY	Japanese Yen
*	Cost for federal income tax purposes is $355,650,401. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$36,661,046
Gross Unrealized Depreciation	(4,972,972)

Net Unrealized Appreciation	$31,688,074

See Accompanying Notes to Financial Statements

25

PORTFOLIO OF INVESTMENTS
ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY
AS OF FEBRUARY 28, 2007 (CONTINUED)

Percentage of
Industry	Net Assets

Advertising	0.7%
Aerospace/Defense	2.2
Agriculture	1.3
Airlines	0.6
Apparel	0.5
Auto Manufacturers	2.1
Auto Parts & Equipment	0.1
Banks	12.2
Beverages	1.2
Biotechnology	0.4
Building Materials	0.2
Chemicals	0.4
Commercial Services	1.5
Computers	4.3
Cosmetics/Personal Care	1.0
Distribution/Wholesale	1.1
Diversified Financial Services	6.5
Electric	3.3
Electrical Components & Equipment	0.3
Electronics	0.3
Engineering & Construction	0.9
Entertainment	0.1
Environmental Control	0.4
Food	2.5
Food Service	0.0
Forest Products & Paper	0.1
Gas	0.6
Hand/Machine Tools	0.6
Healthcare — Products	0.2
Healthcare — Services	2.0
Holding Companies — Diversified	1.1
Home Builders	0.3
Home Furnishings	0.6
Household Products/Wares	0.0
Insurance	6.3
Internet	0.1
Investment Companies	0.2
Iron/Steel	2.9
Leisure Time	0.3
Lodging	0.1
Machinery — Construction & Mining	0.1
Machinery — Diversified	0.7
Media	2.9
Mining	1.4
Miscellaneous Manufacturing	2.8
Office/Business Equipment	0.9
Oil & Gas	8.0
Oil & Gas Services	0.6
Packaging & Containers	0.6
Pharmaceuticals	6.3
Pipelines	0.2
Real Estate	0.5
Real Estate Investment Trusts	0.1
Retail	5.2
Savings & Loans	0.1
Semiconductors	1.2
Software	1.3
Telecommunications	5.2
Textiles	0.0
Toys/Games/Hobbies	0.3
Transportation	1.5
Venture Capital	0.5
Water	0.0
Short-Term Investments	0.6
Other Assets and Liabilities — Net	(0.5)

Net Assets	100.0%

See Accompanying Notes to Financial Statements

26

PORTFOLIO OF INVESTMENTS
ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY
AS OF FEBRUARY 28, 2007 (CONTINUED)

Written Call Options

# of			Expiration	Strike		Premiums
Contracts	Counterparty	Description	Date	Price/Rate		Received	Value

210,000	Merrill Lynch	Nikkei 225 Index	03/05/07	17,360.49	JPY	$523,820	$(504,948)
8,300	UBS AG, London	Dow Jones Euro Stoxx 50	03/05/07	4,238.76	EUR	610,102	(2,055)
2,600	Merrill Lynch	FTSE 100 Index	03/05/07	6,295.00	GBP	465,120	(17,933)
106,000	UBS AG, London	S&P 500® Index	03/19/07	1,433.37	USD	2,240,840	(1,072,719)

						$3,839,882	$(1,597,655)

Total Premiums Received:		$3,839,882
Total Liabilities for Call Options Written:		$1,597,655

Futures Contracts

				Unrealized
	Number	Notional	Expiration	Appreciation/
Contract Description	of Contracts	Market Value ($)	Date	(Depreciation)

Long Contracts
S&P 500	6	2,113,350	03/15/07	$(44,564)
S&P 500	1	355,375	06/14/07	3,409

				$(41,155)

Forward Currency Contracts

			In		Unrealized
		Settlement	Exchange		Appreciation
Currency	Buy/Sell	Date	For USD	Value	(Depreciation)

Australia Dollars AUD 10,900,000	Sell	05/07/07	8,425,700	$8,572,396	$(146,696)
Switzerland Francs CHF 7,200,000	Sell	05/07/07	5,847,478	5,943,058	(95,580)
EURO EUR 52,000,000	Sell	05/07/07	67,977,000	69,011,181	(1,034,181)
EURO EUR 3,000,000	Sell	05/07/07	3,946,797	3,981,414	(34,617)
British Pound Sterling GBP 19,600,000	Sell	05/08/07	38,587,500	38,491,223	96,277
British Pound Sterling GBP 900,000	Sell	05/08/07	1,755,270	1,767,454	(12,184)
Japanese Yen JPY 4,400,000,000	Sell	05/08/07	36,960,813	37,496,254	(535,441)
Japanese Yen JPY 250,000,000	Sell	05/08/07	2,084,202	2,130,469	(46,267)

					$(1,808,689)

See Accompanying Notes to Financial Statements

27

PORTFOLIO OF INVESTMENTS

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY
AS OF FEBRUARY 28, 2007 (CONTINUED)

Supplemental Option Information (Unaudited)

Supplemental Call Option Statistics as of February 28, 2007
% of Total Net Assets against which calls written	67%
Average Days to Expiration	9 days
Average Call Moneyness* at time written	ATM
Premium received for calls	$3,839,882 million
Value of calls	$(1,597,655) million

*	“Moneyness” is the term used to describe the relationship between the price of the underlying asset and the option’s exercise or strike price. For example, a call (buy) option is considered “in-the-money” when the value of the underlying asset exceeds the strike price. Conversely, a put (sell) option is considered “in-the-money” when its strike price exceeds the value of the underlying asset. Options are characterized for the purpose of Moneyness as, “in-the-money” (“ITM”), “out-of-the-money” (“OTM”) or “at-the-money” (“ATM”), where the underlying asset value equals the strike price.

See Accompanying Notes to Financial Statements

28

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended February 28, 2007 were as follows:

Fund Name	Type	Per Share Amount

ING Global Advantage and Premium Opportunity Fund	NII	$0.0449
	STCG	$1.2427
	LTCG	$0.2930
	ROC	$0.2794

NII — Net investment income

STCG — Short-term capital gain
LTCG — Long-term capital gain
ROC — Return of capital

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Fund. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

29

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

JUNE 15, 2006 ANNUAL SHAREHOLDER MEETING (Unaudited)

ING Global Advantage and Premium Opportunity Fund, Class I, II & III Trustees

1.	To elect twelve members of the Board to represent the interests of the holders of Common Shares of the Fund until the election and qualification of their successors.

			Shares voted
		Shares	against or	Shares	Total
	Proposal	voted for	withheld	abstained	Shares Voted

Class I Trustees	R. Barbara Gitenstein	16,246,067.000	159,396.000	—	16,405,463.000
	Jock Patton	16,248,211.000	157,252.000	—	16,405,463.000
	David W.C. Putnam	16,248,720.000	156,743.000	—	16,405,463.000
	John G. Turner	16,245,620.000	159,843.000	—	16,405,463.000
Class II Trustees	John V. Boyer	16,248,852.000	156,611.000	—	16,405,463.000
	Patricia W. Chadwick	16,246,102.000	159,361.000	—	16,405,463.000
	Walter H. May	16,248,720.000	156,743.000	—	16,405,463.000
	Sheryl K. Pressler	16,247,752.000	157,711.000	—	16,405,463.000
Class III Trustees	J. Michael Earley	16,250,243.000	155,220.000	—	16,405,463.000
	Patrick W. Kenny	16,251,102.000	154,361.000	—	16,405,463.000
	Shaun P. Mathews	16,250,492.000	154,971.000	—	16,405,463.000
	Roger B. Vincent	16,252,102.000	153,361.000	—	16,405,463.000

30

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Fund are managed under the direction of the Fund’s Board. A Trustee who is not an interested person of the Fund, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Fund are listed below. The Statement of Additional Information includes additional information about trustees of the Registrant and is available, without charge, upon request at 1-800-992-0180.

Principal
	Position(s)	Term of Office	Occupation(s)
	held with	and Length of	during the Past Five
Name, Address and Age	Fund	Time Served(1)	Years

Independent Trustees:

John V. Boyer(2) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	Trustee	July 2005 — Present	President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute (March 2006 — Present). Formerly, Executive Director, The Mark Twain House & Museum(3) (September 1989 — November 2005).

Patricia W. Chadwick(2) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 58	Trustee	January 2006 — Present	Consultant and President of self- owned company, Ravengate Partners LLC (January 2000 — Present).

J. Michael Earley(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	Trustee	July 2005 — Present	President, Chief Executive Officer and Director, Bankers Trust Company, N.A., Des Moines (June 1992 — Present).

R. Barbara Gitenstein(2) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 59	Trustee	July 2005 — Present	President, College of New Jersey (January 1999 — Present).

Patrick W. Kenny(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 64	Trustee	July 2005 — Present	President and Chief Executive Officer, International Insurance Society (June 2001 — Present).

Jock Patton(2) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	Chairman and Trustee	July 2005 — Present	Private Investor (June 1997 — Present).

Sheryl K. Pressler(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 56	Trustee	January 2006 — Present	Consultant (May 2001 — Present).

David W.C. Putnam(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 67	Trustee	July 2005 — Present	Chair, Board of Directors and President, F.L. Putnam Securities Company, Inc. (June 1978 — Present).

Roger B. Vincent(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	Trustee	July 2005 — Present	President, Springwell Corporation (March 1989 — Present).

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Number of
	Funds
	in Fund
	Complex
	Overseen	Other Directorships
Name, Address and Age	by Trustee	held by Trustee

Independent Trustees:
John V. Boyer(2) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	174	None
Patricia W. Chadwick(2) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 58	174	Wisconsin Energy (June 2006 — Present).
J. Michael Earley(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	174	Midamerica Financial Corporation (December 2002 — Present).
R. Barbara Gitenstein(2) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 59	174	None
Patrick W. Kenny(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 64	174	Assured Guaranty Ltd. (April 2004 — Present); and Odyssey Reinsurance Holdings (November 2006 — Present).
Jock Patton(2) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	174	JDA Software Group, Inc. (January 1999 — Present); and Swift Transportation Co. (March 2004 — Present).
Sheryl K. Pressler(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 56	174	Stillwater Mining Company (May 2002 — Present); California HealthCare Foundation (June 1999 — Present); and Romanian-American Enterprise Fund (February 2004 — Present).
David W.C. Putnam(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 67	174	Principled Equity Market Trust (December 1996 — Present); and Asian American Bank and Trust Company (June 1993 — Present).
Roger B. Vincent(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	174	UGI Corporation (February 2006 — Present); and UGI Utilities, Inc. (February 2006 — Present).

31

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Principal
	Position(s)	Term of Office	Occupation(s)
	held with	and Length of	during the Past Five
Name, Address and Age	Fund	Time Served(1)	Years

Trustees who are “Interested Persons”:

Shaun P. Mathews(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Trustee	June 2006 — Present	President and Chief Executive Officer, ING Investments, LLC and ING Funds Services, LLC (December 2006 — Present); and Head of ING USFS Mutual Funds and Investment Products (October 2004 — Present). Formerly, CMO, ING USFS (April 2002 — October 2004); and Head of Rollover/ Payout (October 2001 — December 2003).

John G. Turner(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 67	Trustee	July 2005 — Present	Retired.

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Number of
	Funds
	in Fund
	Complex
	Overseen	Other Directorships
Name, Address and Age	by Trustee	held by Trustee

Trustees who are “Interested Persons”:
Shaun P. Mathews(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	4	Mark Twain House & Museum(3) (September 2002 — Present); Connecticut Forum (May 2002 — Present); Capital Community College Foundation (February 2002 — Present); ING Services Holding Company, Inc. (May 2000 — Present); Southland Life Insurance Company (June 2002 — Present); and ING Capital Corporation, LLC, ING Funds Distributor, LLC, ING Funds Services, LLC, ING Investments, LLC and ING Pilgrim Funding, Inc. (March 2006 — Present).
John G. Turner(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 67	174	Hormel Foods Corporation (March 2000 — Present); and Conseco, Inc. (September 2003 — Present).

(1)	Trustees serve until their successors are duly elected and qualified, subject to the Board’s retirement policy.

(2)	Valuation, Proxy and Brokerage Committee member.

(3)	Shaun Mathews, President, ING USFS Mutual Funds and Investment Products, has held a seat on the Board of Directors of The Mark Twain House & Museum since September 19, 2002. ING Groep makes non-material, charitable contributions to The Mark Twain House & Museum.

(4)	Audit Committee member.

(5)	Mr. Mathews and Mr. Turner are “interested persons,” as defined under the 1940 Act, because of their affiliation with ING Groep, the parent corporation of the Investment Adviser, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

32

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Term of Office
	Position(s) Held	and Length of	Principal Occupation(s)
Name, Address and Age	with the Fund	Time Served(1)	during the Past Five Years

Officers:

Shaun P. Mathews 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	President and Chief Executive Officer	November 2006 — Present	President and Chief Executive Officer, ING Investments, LLC and ING Funds Services, LLC (December 2006 — Present); and Head of ING USFS Mutual Funds and Investment Products (October 2004 — Present). Formerly, CMO, ING USFS (April 2002 — October 2004); and Head of Rollover/ Payout (October 2001 — December 2003).

Michael J. Roland 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 48	Executive Vice President	July 2005 — Present	Head of Mutual Fund Platform (February 2007 — Present); and Executive Vice President, ING Investments, LLC and ING Funds Services, LLC (December 2001 — Present). Formerly, Head of Product Management (January 2005 — January 2007); Chief Compliance Officer, ING Investments, LLC and Directed Services, LLC (October 2004 — December 2005); and Chief Financial Officer and Treasurer, ING Investments, LLC (December 2001 — March 2005).

Stanley D. Vyner 230 Park Ave. New York, New York 10169 Age: 56	Executive Vice President	July 2005 — Present	Executive Vice President, ING Investments, LLC (July 2000 — Present); and Chief Investment Risk Officer, ING Investments, LLC (January 2003 — Present). Formerly, Chief Investment Officer of International Investments (August 2000 — January 2003).

Joseph M. O’Donnell 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Executive Vice President Chief Compliance Officer	March 2006 — Present July 2005 — Present	Chief Compliance Officer of the ING Funds (November 2004 — Present); ING Investments, LLC and Directed Services, LLC (March 2006 — Present); and Executive Vice President of the ING Funds (March 2006 — Present). Formerly, Chief Compliance Officer of ING Life Insurance and Annuity Company (March 2006 — December 2006); Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 — October 2004).

Robert S. Naka 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 43	Executive Vice President and Chief Operating Officer Assistant Secretary	March 2006 — Present July 2005 — Present	Executive Vice President and Chief Operating Officer, ING Funds Services, LLC and ING Investments, LLC (March 2006 — Present); and Assistant Secretary, ING Funds Services, LLC (October 2001 — Present). Formerly, Senior Vice President, ING Investments, LLC (August 1999 — March 2006).

Todd Modic 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Senior Vice President, Chief, Principal Financial Officer and Assistant Secretary	July 2005 — Present	Senior Vice President, ING Funds Services, LLC (April 2005 — Present). Formerly, Vice President, ING Funds Services, LLC (September 2002 — March 2005); and Director of Financial Reporting, ING Investments, LLC (March 2001 — September 2002).

33

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Term of Office
	Position(s) Held	and Length of	Principal Occupation(s)
Name, Address and Age	with the Fund	Time Served(1)	during the Past Five Years

Kimberly A. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 42	Senior Vice President	July 2005 — Present	Senior Vice President, ING Investments, LLC (October 2003 — Present). Formerly, Vice President and Assistant Secretary, ING Investments, LLC (January 2001 — October 2003).

Ernest J. C’DeBaca 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 37	Senior Vice President	May 2006 — Present	Senior Vice President, ING Investments, LLC (December 2006 — Present); and ING Funds Services, LLC (April 2006 — Present). Formerly, Counsel, ING Americas, U.S. Legal Services (January 2004 — March 2006); and Attorney-Adviser, U.S. Securities and Exchange Commission (May 2001 — December 2003).

Robert Terris 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 36	Senior Vice President	May 2006 — Present	Senior Vice President, Head of Division Operations, ING Funds (May 2006 — Present); and Vice President, Head of Division Operations, ING Funds Services, LLC (March 2006 — Present). Formerly, Vice President of Administration, ING Funds Services, LLC (October 2001 — March 2006).

Robyn L. Ichilov 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Vice President and Treasurer	July 2005 — Present	Vice President and Treasurer, ING Funds Services, LLC (October 2001 — Present) and ING Investments, LLC (August 1997 — Present).

Lauren D. Bensinger 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	Vice President	July 2005 — Present	Vice President and Chief Compliance Officer, ING Funds Distributor, LLC (July 1995 — Present); and Vice President (February 1996 — Present); and Director of Compliance, ING Investments, LLC (October 2004 — Present). Formerly, Chief Compliance Officer, ING Investments, LLC (October 2001 — October 2004).

Maria M. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 48	Vice President	July 2005 — Present	Vice President, ING Funds Services, LLC (September 2004 — Present). Formerly, Assistant Vice President, ING Funds Services, LLC (October 2001 — September 2004); and Manager of Fund Accounting and Fund Compliance, ING Investments, LLC (September 1999 — October 2001).

Denise Lewis 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 43	Vice President	January 2007 — Present	Vice President, ING Funds Services, LLC (December 2006 — Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 — December 2006); and Vice President, Wells Fargo Funds Management, LLC (December 2000 — August 2003).

34

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Term of Office
	Position(s) Held	and Length of	Principal Occupation(s)
Name, Address and Age	with the Fund	Time Served(1)	during the Past Five Years

Kimberly K. Palmer 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	Vice President	March 2006 — Present	Vice President, ING Funds Services, LLC (March 2006 — Present). Formerly, Assistant Vice President, ING Funds Services, LLC (August 2004 — March 2006); Manager, Registration Statements, ING Funds Services, LLC (May 2003 — August 2004); Associate Partner, AMVESCAP PLC (October 2000 — May 2003); and Director of Federal Filings and Blue Sky Filings, INVESCO Funds Group, Inc. (March 1994 — May 2003).

Susan P. Kinens 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 30	Assistant Vice President	July 2005 — Present	Assistant Vice President, ING Funds Services, LLC (December 2002 — Present); and has held various other positions with ING Funds Services, LLC for more than the last five years.

Huey P. Falgout, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 43	Secretary	July 2005 — Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 — Present). Formerly, Counsel, ING Americas, U.S. Legal Services (November 2002 — September 2003); and Associate General Counsel of AIG American General (January 1999 — November 2002).

Theresa K. Kelety 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Assistant Secretary	July 2005 — Present	Counsel, ING Americas, U.S. Legal Services (April 2003 — Present). Formerly, Senior Associate with Shearman & Sterling (February 2000 — April 2003).

(1)	The officers hold office until the next annual meeting of the Trustees and until their successors have been elected and qualified.

35

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

Board Consideration and Re-Approval of Investment Advisory and Sub-Advisory Contracts

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) provides that, after an initial period, the existing investment advisory and sub-advisory contracts of ING Global Advantage and Premium Opportunity Fund (the “Fund”) remain in effect only if the Board of Trustees (the “Board”) of the Fund, including a majority of the Trustees who have no direct or indirect interest in the advisory and sub-advisory contracts, and who are not “interested persons” of the Fund, as such term is defined under the 1940 Act (the “Independent Trustees”), annually review and renew them. In this regard, at a meeting held on November 9, 2006 the Board, including a majority of the Independent Trustees, considered whether to renew the investment advisory contract (the “Advisory Contract”) between ING Investments, LLC (the “Adviser”) and the Fund and the sub-advisory contract (“Sub-Advisory Contract”) with ING Investment Management Co. (“ING IM” or the “Sub-Adviser”).

The Independent Trustees also held separate meetings on October 12, 2006 and November 7, 2006 to consider renewals of the Advisory Contract and Sub-Advisory Contract. Thus, references herein to factors considered and determinations made by the Independent Trustees include, as applicable, factors considered and determinations made on those earlier dates.

At the November 9, 2006 meeting, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund. In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual review process. The Board’s determination took into account a number of factors that its members believed, in light of the legal advice furnished to them by Kirkpatrick & Lockhart Nicholson Graham LLP (“K&LNG”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Advisory Contract and Sub-Advisory Contract for the Fund were considered at the same Board meeting, the Trustees considered the Fund’s advisory and sub-advisory relationships separately.

Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain of the specific factors the Board considered at the November 9, 2006 meeting. While the Board gave its attention to the information furnished, at its request, that was most relevant to its consideration, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory and Sub-Advisory Contracts for the one-year period ending November 30, 2007. Each Trustee may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s advisory and sub-advisory arrangements.

Overview of the Contract Renewal and Approval Process

In 2003, the Independent Trustees determined to undertake steps to further enhance the process under which the Board determines whether to renew existing advisory and sub-advisory arrangements for the Funds in the ING Funds complex, including the Fund’s existing Advisory and Sub-Advisory Contracts, and to approve new advisory and sub-advisory arrangements. Among these measures, the Board: retained the services of an independent consultant with experience in the mutual fund industry to assist the Independent Trustees in working with the personnel employed by the Adviser or its affiliates who administer the Fund (“Management”) to identify the types of information presented to the Board to inform its deliberations with respect to advisory and sub-advisory relationships; established the format in which the information requested by the Board is provided to the Board; and determined the process for reviewing such information in connection with the Advisory and Sub-Advisory Contract renewal process. The end result was the implementation of the current process relied upon by the Board to review and analyze information in connection with the annual renewal of the Fund’s Advisory and Sub-Advisory Contracts, as well as its review and approval of new advisory relationships.

Since the foregoing approval and renewal process was implemented, the Board regularly has reviewed and refined the process. In addition, the Board established a Contracts Committee and two Investment Review Committees, including the International/Balanced/Fixed Income Funds Investment Review Committee (the “I/B/F IRC”). The type and format of the information provided to the Board or its counsel to inform its approval and annual review and renewal process has been codified in the “15(c) Methodology Guide” (the “Methodology Guide”) for the Funds in the ING Funds complex, including the Fund. The

36

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Methodology Guide was developed under the direction of the Independent Trustees, and sets out a written blueprint under which the Independent Trustees request certain information necessary to facilitate a thorough and informed review in connection with the annual Advisory and Sub-Advisory Contract renewal process. Management provides Fund-specific information to the Independent Trustees based on the Methodology Guide through “Fund Analysis and Comparison Tables” or “FACT” sheets prior to the Independent Trustees’ review of Advisory and Sub-Advisory Contracts. In 2005, the Independent Trustees retained an independent firm to verify and test the accuracy of certain of this information for a representative sample of Funds in the ING Funds complex (other than the Fund). The Independent Trustees have determined to conduct such testing periodically.

As part of a regular on-going process, the Board’s Contracts Committee recommends or considers recommendations from Management for refinements and other changes to the Methodology Guide and other aspects of the review process, and the I/B/F IRC reviews benchmarks used to assess the performance of the Fund. The I/B/F IRC also meets regularly with the Adviser and periodically with ING IM.

The Board employed its process for reviewing contracts when considering the renewals of the Advisory and Sub-Advisory Contracts that would be effective through November 30, 2007. A number of the Board’s primary considerations and conclusions resulting from this process are discussed below.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory Contract and Sub-Advisory Contract for the Fund for the year ending November 30, 2007, the Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Fund by the Adviser and ING IM. This included information regarding the Adviser and ING IM provided throughout the year at regular Board meetings, as well as information furnished for the November 9, 2006 Board meeting, which was held specifically to consider contracts renewals for the period ending November 30, 2007. In addition, the Board’s Independent Trustees also held meetings on October 12 and November 7, prior to the November 9, 2006 meeting of the full Board, to consider the annual renewal of the Advisory and Sub-Advisory Contracts.

The materials requested by and provided to the Board and/or to K&LNG prior to the November 2006 Board meeting included the following items: (1) FACT sheets for the Fund that provided information about the performance and expenses of the Fund and other similarly managed funds in a selected peer group (“Selected Peer Group”), as well as information about the Fund’s investment portfolio, objectives and strategies; (2) the Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which benchmarks and Selected Peer Groups were selected and how profitability was determined; (3) responses from the Adviser and ING IM to a detailed series of questions posed by K&LNG; (4) copies of the forms of Advisory Contract and Sub-Advisory Contract; (5) copies of the Forms ADV for the Adviser and the Sub-Adviser; (6) financial statements for the Adviser and the Sub-Adviser; (7) drafts of a narrative summary addressing key factors the Board customarily considers in evaluating the renewals of Advisory Contract and Sub-Advisory Contract, including a written analysis of how the Fund’s performance and fees compare to its Selected Peer Group and/or designated benchmarks; and (8) other information relevant to the Board’s evaluations.

The Fund’s common shares were used for purposes of certain comparisons to the funds in its Selected Peer Group. Common shares were for purposes of comparison because they are the only Fund class issued and outstanding. The common shares were compared to the analogous class of shares for each fund in the Selected Peer Group. The mutual funds chosen for inclusion in the Fund’s Selected Peer Group were selected based upon criteria designed to mirror the class being compared to the Selected Peer Group.

In arriving at its conclusions with respect to the Advisory Contract, the Board was mindful of the “manager-of-managers” platform of the ING Funds. The Board also considered the techniques that the Adviser developed, at the Board’s direction, to screen and perform due diligence on sub-advisers that are recommended to the Board to manage the Funds in the ING Funds complex. The Board noted the resources that the Adviser has committed to the Board and the I/B/F IRC to assist the Board and members of the I/B/F IRC with their assessment of the investment performance of the Fund on an ongoing

37

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the I/B/F IRC to analyze the key factors underlying investment performance for the Fund. The Board also noted the techniques used by the Adviser to monitor the performance of ING IM.

In considering the Advisory Contract, the Board also considered the extent of benefits provided to the Fund’s shareholders, beyond advisory services, from being part of the ING family of Funds. The Board also took into account the Adviser’s extensive efforts in recent years to reduce the expenses of the ING Funds through re-negotiated arrangements with the ING Funds’ service providers.

Further, the Board received periodic reports showing that the Fund’s investment policies and restrictions were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board considered reports from the Fund’s Chief Compliance Officer (“CCO”) evaluating the regulatory compliance systems of the Adviser and the Sub-Adviser and procedures reasonably designed by them to assure compliance with the federal securities laws, including those related to late trading and market timing, best execution, fair value pricing, proxy voting procedures, and trade allocation, among others. The Board considered the implementation by the Adviser and ING IM of enhanced compliance policies and procedures in response to SEC rule changes and other regulatory initiatives. The Board also took into account the CCO’s annual and periodic reports with respect to service provider compliance and his recommendations regarding service providers’ compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board’s Compliance Committee that guide the CCO’s compliance oversight function.

The Board reviewed the level of staffing, quality and experience of the Fund’s portfolio management team. The Board took into account the respective resources and reputations of the Adviser and ING IM, and evaluated the ability of the Adviser and ING IM to attract and retain qualified investment advisory personnel. The Board also considered the adequacy of the resources committed to the Fund (and other relevant funds in the ING Funds complex) by the Adviser and ING IM, and whether those resources are commensurate with the needs of the Funds and are appropriate to attempt to sustain expected levels of performance, compliance, and other needs.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser and Sub-Adviser are appropriate in light of the Fund’s operations, the competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall services provided by the Adviser and ING IM were appropriate.

Performance

In assessing advisory and sub-advisory relationships, the Board placed emphasis on the investment performance of the Fund, taking into account the importance of such performance to the Fund’s shareholders. While the Board considered the performance reports and discussions with portfolio managers at Board and Committee meetings during the year, particular attention in assessing performance was given to the Fund FACT sheets furnished in advance of the November meeting of the Independent Trustees. The FACT sheet prepared for the Fund included its investment performance compared to the Morningstar category median, Selected Peer Group and the Fund’s primary benchmark. The Board’s findings specific to the Fund’s performance are discussed under “Specific Factors Considered,” below.

Economies of Scale

In considering the reasonableness of advisory fees, the Board also considered whether economies of scale will be realized by the Adviser as the Fund grows larger and the extent to which this is reflected in the level of management fee rates charged. In this regard, the Board considered the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints, taking into account that the Fund is a closed-end Fund.

In evaluating economies of scale, the Independent Trustees also considered a management report presented to them and considered an evaluation and analysis presented to them on November 8, 2006 by an independent consultant.

38

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Information about Services to Other Clients

The Board requested, and if received considered, information about the nature of services and fee rates offered by the Adviser and ING IM to other clients, including other registered investment companies and institutional accounts. The Board also noted that the fee rates charged to the Fund and similar institutional clients may differ materially due to the different services and additional regulatory overlay associated with registered investment companies, such as the Fund.

Fee Rates and Profitability

The Board reviewed and considered the contractual investment advisory fee rate, combined with the administrative fee rate, payable by the Fund to the Adviser. The Board also considered the contractual sub-advisory fee rate payable by the Adviser to the Sub-Adviser for sub-advisory services.

The Board considered the Fund’s fee structure as it relates to the services provided under the Contracts, and the potential fall-out benefits to the Adviser and ING IM, and their respective affiliates, from their association with the Fund. For the Fund, the Board determined that the fees payable to the Adviser and ING IM reasonable for the services that each performs, which were considered in light of the nature and quality of the services that each has performed and is expected to perform through the year ending November 30, 2007.

The Board considered information on revenues, costs and profits realized by the Adviser, which was prepared by Management in accordance with the allocation methodology (including assumptions) specified in the Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to the Fund, the Board took into account the sub-advisory fee rate payable by the Adviser to ING IM with respect to the Fund. The Board also considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser, as well as information provided by ING IM with respect to its profitability.

The Board determined that it had requested and received sufficient information to gain a reasonable understanding regarding the Adviser’s and ING IM’s profitability. The Board also recognized that profitability analysis is not an exact science and there is no uniform methodology for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the operations of the Funds in the ING Funds complex may not be fully reflected in the expenses allocated to each ING Fund (including the Fund) in determining profitability, and that the information presented may not portray all of the costs borne by Management nor capture Management’s entrepreneurial risk associated with offering and managing a mutual fund complex in today’s regulatory environment.

Based on the information on revenues, costs, and profitability considered by the Board, after considering the factors described in this section, the Board concluded that the profits, if any, realized by the Adviser and ING IM were not excessive.

Specific Factors Considered

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its November 2006 meeting in relation to renewing the Fund’s Advisory Contract and its Sub-Advisory Contract for the year ending November 30, 2007. These specific factors are in addition to those considerations discussed above. The Fund’s performance was compared to its Morningstar category median and its primary benchmark, a broad-based securities market index that appears in the Fund’s prospectus. The Fund’s management fee and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Global Advantage and Premium Opportunity Fund, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Fund underperformed its Morningstar category median for all periods presented but it outperformed its primary benchmark for all periods presented; and (2) the Fund is ranked in the fourth quintile of its Morningstar category for all periods presented. In considering this performance data, the Board took into account that the Fund launched in October 2005, and therefore has a limited operating history for purposes of analyzing Fund performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Global Advantage and Premium Opportunity Fund, the Board took into

39

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING Global Advantage and Premium Opportunity Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and a 0.10% administration fee) for the Fund is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board; and (4) the Fund was launched in October 2005, and it is reasonable to permit the Fund to establish a longer operating history for purposes of evaluating performance. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

40

ADDITIONAL INFORMATION (UNAUDITED)

During the period, there were no material changes in the Fund’s investment objective or policies that were not approved by the shareholders or the Fund’s charter or by-laws or in the principal risk factors associated with investment in the Fund. Effective April 27, 2007, Mary Ann Fernandez retired from ING IM.

Dividend Reinvestment Plan

Unless the registered owner of Common Shares elects to receive cash by contacting The Bank of New York (the “Plan Agent”), all dividends declared on Common Shares of the Fund will be automatically reinvested by the Plan Agent for shareholders in additional Common Shares of the Fund through the Fund’s Dividend Reinvestment Plan (the “Plan”). Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Agent prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares of the Fund for you. If you wish for all dividends declared on your Common Shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Agent will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. Open-market purchases and sales are usually made through a broker affiliated with the Plan Agent.

If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the net asset value per Common Share, the Plan Agent will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per Common Share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Agent will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Agent will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases.

It is contemplated that the Fund will pay monthly income Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date, which typically will be approximately ten days.

If, before the Plan Agent has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Agent is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making Open-

41

ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

Market Purchases and will invest the un-invested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a partial or full sale of shares through the Plan Agent are subject to a $15.00 sales fee and a $0.10 per share brokerage commission on purchases or sales, and may be subject to certain other service charges.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All questions concerning the Plan should be directed to the Fund’s Shareholder Service Department at 1-800-992-0180.

KEY FINANCIAL DATES — CALENDAR 2007 DIVIDENDS:

DECLARATION	EX-DIVIDEND	PAYABLE
DATE	DATE	DATE

March 23, 2007	April 2, 2007	April 16, 2007
June 22, 2007	July 2, 2007	July 16, 2007
September 21, 2007	October 1, 2007	October 15, 2007
December 21, 2007	December 27, 2007	January 15, 2008

Record date will be two business days after each Ex-Dividend Date. These dates are subject to change.

Stock Data

The Fund’s common shares are traded on the NYSE (Symbol: IGA).

Repurchase of Securities by Closed-End Companies

In accordance with Section 23(c) of the 1940 Act, and Rule 23c-1 under the 1940 Act the Fund may from time to time purchase shares of beneficial interest of the Fund in the open market, in privately negotiated transactions and/or purchase shares to correct erroneous transactions.

Number of Shareholders

The approximate number of record holders of Common Stock as of February 28, 2007 was 15,692, which does not include beneficial owners of shares held in the name of brokers of other nominees.

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at 1-800-992-0180; (2) on the Fund’s website at www.ingfunds.com and (3) on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters

42

ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and is available upon request from the Fund by calling Shareholder Services toll-free at 1-800-992-0180.

Certifications

In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Fund submitted the Annual CEO Certification on June 19, 2006 certifying that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal controls over financial reporting.

43

Investment Adviser
ING Investments, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Transfer Agent

The Bank of New York
101 Barclay Street (11E)
New York, New York 10286

Independent Registered Public Accounting Firm

KPMG LLP
99 High Street
Boston, Massachusetts 02110

Custodian

The Bank of New York
One Wall Street
New York, New York 10286

Legal Counsel

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

Toll-Free Shareholder Information

Call us from 9:00 a.m. to 7:00 p.m. Eastern time on any business day for account or other information, at (800) 992-0180

PRAR-UIGA (0207-042607)

Item 2. Code of Ethics.
As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(l), Exhibit 99,CODE ETH.
Item 3. Audit Committee Financial Expert.
The Board of Trustees has determined that David Putnam is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Putnam is “independent” for purposes of Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year were $28,750 for the year ended February 28, 2007 and $38,000 for year ended February 28, 2006.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are seasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $ 1,975 for the year ended February 28, 2007 and $0 for the year ended February 28, 2006.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $ 5,170 in the year ended February 28, 2007 and $0 in the year ended February 28, 2006. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal state and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: NONE.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures
AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY
I.	Statement of Principles
Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.
Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.
For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.
The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.	Audit Services
The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.
The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.
The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.
III.	Audit-related Services
Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.
The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.
IV. Tax Services
The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.
The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult

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outside counsel to determine that tax planning and reporting positions are consistent with this Policy.
The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.
V.	Other Services
The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.
The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.
A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.
VI.	Pre-approval of Fee levels and Budgeted Amounts
The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).
VII.	Procedures
Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

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VIII.	Delegation
The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.
IX.	Additional Requirements
The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.
Amended: February 23, 2007

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Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2007 through December 31, 2007

Service	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	✓	As presented to Audit Committee[1]

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.
	✓	Not to exceed $9,750 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.
	✓	Not to exceed $8,000 during the Pre-Approval Period

Seed capital audit and related review and issuance of consent on the N-2 registration statement	✓	Not to exceed $12,600 per audit

[1]	For new Funds launched during the Pre – Approval Period, the fee ranges pre – approved will be the same as those for existing Funds, pro – rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling

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Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2007 through December 31, 2007

Service	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	✓	✓	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]
	✓		Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of the Funds’ semi-annual financial statements	✓		Not to exceed $2,200 per set of financial statements per fund

Reports to regulatory or government agencies related to the annual engagement	✓		Up to $5,000 per occurrence during the Pre-Approval Period

Regulatory compliance assistance	✓	✓	Not to exceed $5,000 per quarter

Training courses		✓	Not to exceed $2,000 per course

For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	✓		Not to exceed $9,450 per quarter

For Prime Rate Trust and Senior Income Fund, agreed upon procedures for the Revolving Credit and Security Agreement with Citigroup	✓		Not to exceed $21,000 per fund per year

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Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2007 through December 31, 2007

Service	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	✓		As presented to Audit Committee[1]

Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	✓		As presented to Audit Committee[2]

Assistance and advice regarding year-end reporting for 1099’s	✓		As presented to Audit Committee[2]

Tax assistance and advice regarding statutory, regulatory or administrative developments	✓	✓	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre- Approval Period

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

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Appendix C, continued

Service	The Fund(s)	Fund Affiliates	Fee Range
Tax training courses		✓	Not to exceed $2,000 per course during the Pre- Approval Period

Tax services associated with Fund mergers	✓	✓	Not to exceed $4,000 per fund per merger during the Pre- Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.
	✓		Not to exceed $120,000 during the Pre- Approval Period

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Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2007 through December 31, 2007

Service	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		✓	Not to exceed $50,000 during the Pre- Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by ING Investments, LLC.
	✓	✓	Not to exceed $5,000 per Fund during the Pre- Approval Period

Agreed upon procedures for 15 (c) FACT Books	✓		Not to exceed $35,000 during the Pre- Approval Period

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Appendix E
Prohibited Non-Audit Services
Dated:       January 1, 2007
•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

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EXHIBIT A
ING EQUITY TRUST
ING FUNDS TRUST
ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND
ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND
ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND
ING RISK MANAGED NATURAL RESOURCES FUND
ING INVESTMENT FUNDS, INC.
ING INVESTORS TRUST
ING MAYFLOWER TRUST
ING MUTUAL FUNDS
ING PARTNERS, INC.
ING PRIME RATE TRUST
ING SENIOR INCOME FUND
ING VARIABLE INSURANCE TRUST
ING VARIABLE PRODUCTS TRUST
ING VP NATURAL RESOURCES TRUST

(e)(2)	Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)	Non-Audit Fees: The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were $894,570 for the year ended February 28, 2007 and $ 103,850 for year ended February 28, 2006.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

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Item 5. Audit Committee of Listed Registrants.
a.	The registrant has a separately-designated standing audit committee. The members are J. Michael Earley, Patrick W. Kenny, David W.C. Putnam, Roger B. Vincent and Sheryl K. Pressler.

b.	Not applicable.
Item 6. Schedule of Investments.
Schedule is included as part of the report to shareholders filed under Item 1 of this Form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed End Management Investment companies.
ING FUNDS

PROXY VOTING PROCEDURES AND GUIDELINES
Effective Date: July 10, 2003
Revision Date: March 2, 2007

I.	INTRODUCTION
The following are the Proxy Voting Procedures and Guidelines (the “Procedures and Guidelines”) of the ING Funds set forth on Exhibit 1 attached hereto and each portfolio or series thereof (each a “Fund” and collectively, the “Funds”). The purpose of these Procedures and Guidelines is to set forth the process by which each Fund will vote proxies related to the equity assets in its investment portfolio (the “portfolio securities”). The Procedures and Guidelines have been approved by the Funds’ Boards of Trustees/Directors1 (each a “Board” and collectively, the “Boards”), including a majority of the independent Trustees/Directors2 of the Board. These Procedures and Guidelines may be amended only by the Board. The Board shall review these Procedures and Guidelines at its discretion, and make any revisions thereto as deemed appropriate by the Board.
II.	VALUATION, PROXY AND BROKERAGE COMMITTEE
The Boards hereby delegate to the Valuation, Proxy and Brokerage Committee of each Board (each a “Committee” and collectively, the “Committees”) the authority and responsibility to oversee the implementation of these Procedures and Guidelines, and where applicable, to make determinations on behalf of the Board with respect to the voting of proxies on behalf of each Fund. Furthermore, the Boards hereby delegate to each Committee the authority to review and approve material changes to proxy voting procedures of any Fund’s investment adviser (the “Adviser”). The Proxy Voting Procedures of the Adviser (the “Adviser Procedures”) are attached hereto as Exhibit 2. Any determination regarding the voting of proxies of each Fund that is made by a Committee, or any member thereof, as permitted herein, shall be deemed to be a good faith determination regarding the voting of proxies by the full Board. Each Committee

[1]	Reference in these Procedures to one or more Funds shall, as applicable, mean those Funds that are under the jurisdiction of the particular Board or Valuation, Proxy and Brokerage Committee at issue. No provision in these Procedures is intended to impose any duty upon the particular Board or Valuation, Proxy and Brokerage Committee with respect to any other Fund.

[2]	The independent Trustees/Directors are those Board members who are not “interested persons” of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

may rely on the Adviser through the Agent, Proxy Coordinator and/or Proxy Group (as such terms are defined for purposes of the Adviser Procedures) to deal in the first instance with the application of these Procedures and Guidelines. Each Committee shall conduct itself in accordance with its charter.
III. DELEGATION OF VOTING AUTHORITY
The Board hereby delegates to the Adviser to each Fund the authority and responsibility to vote all proxies with respect to all portfolio securities of the Fund in accordance with then current proxy voting procedures and guidelines that have been approved by the Board. The Board may revoke such delegation with respect to any proxy or proposal, and assume the responsibility of voting any Fund proxy or proxies as it deems appropriate. Non-material amendments to the Procedures and Guidelines may be approved for immediate implementation by the President or Chief Financial Officer of a Fund, subject to ratification at the next regularly scheduled meeting of the Valuation, Proxy and Brokerage Committee.
When a Fund participates in the lending of its securities and the securities are on loan at record date, proxies related to such securities will not be forwarded to the Adviser by the Fund’s custodian and therefore will not be voted.
Funds that are “funds-of-funds” will “echo” vote their interests in underlying mutual funds, which may include ING Funds (or portfolios or series thereof) other than those set forth on Exhibit 1 attached hereto. This means that, if the fund-of-funds must vote on a proposal with respect to an underlying investment company, the fund-of-funds will vote its interest in that underlying fund in the same proportion all other shareholders in the investment company voted their interests.
A fund that is a “feeder” fund in a master-feeder structure does not echo vote. Rather, it passes votes requested by the underlying master fund to its shareholders. This means that, if the feeder fund is solicited by the master fund, it will request instructions from its own shareholders, either directly or, in the case of an insurance-dedicated Fund, through an insurance product or retirement plan, as to the manner in which to vote its interest in an underlying master fund.
When a Fund is a feeder in a master-feeder structure, proxies for the portfolio securities owned by the master fund will be voted pursuant to the master fund’s proxy voting policies and procedures. As such, and except as otherwise noted herein with respect to vote reporting requirements, feeder Funds shall not be subject to these Procedures and Guidelines.
IV. APPROVAL AND REVIEW OF PROCEDURES
Each Fund’s Adviser has adopted proxy voting procedures in connection with the voting of portfolio securities for the Funds as attached hereto in Exhibit 2. The Board hereby approves such procedures. All material changes to the Adviser Procedures must be approved by the Board or the Valuation, Proxy and Brokerage Committee prior to implementation; however, the President or Chief Financial Officer of a Fund may make such non-material changes as they deem appropriate, subject to ratification by the Board or the Valuation, Proxy and Brokerage

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Committee at its next regularly scheduled meeting.
V. VOTING PROCEDURES AND GUIDELINES
The Guidelines that are set forth in Exhibit 3 hereto specify the manner in which the Funds generally will vote with respect to the proposals discussed therein.
Unless otherwise noted, the defined terms used hereafter shall have the same meaning as defined in the Adviser Procedures
A. Routine Matters
The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear “For,” “Against,” “Withhold” or “Abstain” on a proposal. However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional (as such term is defined for purposes of the Adviser Procedures) recommends a vote contrary to the Guidelines.
B. Matters Requiring Case-by-Case Consideration
The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted “case-by-case” consideration.
Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.
Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation, the Proxy Coordinator will forward the Agent’s analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.
The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with a voting deadline, it shall be the policy of the Funds to vote in accordance with the Agent’s recommendation, unless the Agent’s recommendation is deemed to be conflicted as provided for under the Adviser Procedures, in which case no action shall be taken on such matter (i.e., a “Non-Vote”).

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1.	Within-Guidelines Votes: Votes in Accordance with a Fund’s Guidelines and/or, where applicable, Agent Recommendation
In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner. Except as provided for herein, no Conflicts Report (as such term is defined for purposes of the Adviser Procedures) is required in connection with Within-Guidelines Votes.
2.	Non-Votes: Votes in Which No Action is Taken
The Proxy Group may recommend that a Fund refrain from voting under the following circumstances: (1) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy. The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy. It is noted a Non-Vote determination would generally not be made in connection with voting rights received pursuant to class action participation; while a Fund may no longer hold the security, a continuing economic effect on shareholders’ interests is likely.
Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a Fund’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.
Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as described in V.B. above and V.B.4. below.
3.	Out-of-Guidelines Votes: Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted
If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Procedures and Guidelines are silent, or the Agent’s recommendation on a

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matter requiring case-by-case consideration is deemed to be conflicted as provided for under the Adviser Procedures, the Proxy Coordinator will then request that all members of the Proxy Group, including any members not in attendance at the meeting at which the relevant proxy is being considered, and each Investment Professional participating in the voting process complete a Conflicts Report (as such term is defined for purposes of the Adviser Procedures). As provided for in the Adviser Procedures, the Proxy Coordinator shall be responsible for identifying to Counsel potential conflicts of interest with respect to the Agent.
If Counsel determines that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will then contact the Valuation, Proxy and Brokerage Committee(s) and forward to such Committee(s) all information relevant to their review, including the following materials or a summary thereof: the applicable Procedures and Guidelines, the recommendation of the Agent, where applicable, the recommendation of the Investment Professional(s), where applicable, any resources used by the Proxy Group in arriving at its recommendation, the Conflicts Report and any other written materials establishing whether a conflict of interest exists, and findings of Counsel (as such term is defined for purposes of the Adviser Procedures). Upon Counsel’s finding that a conflict of interest exists with respect to one or more members of the Proxy Group or the Advisers generally, the remaining members of the Proxy Group shall not be required to complete a Conflicts Report in connection with the proxy.
If Counsel determines that there does not appear to be a conflict of interest with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as recommended by the Proxy Group.
4.	Referrals to a Fund’s Valuation, Proxy and Brokerage Committee
A Fund’s Valuation, Proxy and Brokerage Committee may consider all recommendations, analysis, research and Conflicts Reports provided to it by the Agent, Proxy Group and/or Investment Professional(s), and any other written materials used to establish whether a conflict of interest exists, in determining how to vote the proxies referred to the Committee. The Committee will instruct the Agent through the Proxy Coordinator how to vote such referred proposals.
The Proxy Coordinator shall use best efforts to timely refer matters to a Fund’s Committee for its consideration. In the event any such matter cannot be timely referred to or considered by the Committee, it shall be the policy of the Funds to vote in accordance with the Agent’s recommendation, unless the Agent’s recommendation is conflicted on a matter requiring case-by-case consideration, in which case no action shall be taken on such matter (i.e., a “Non-Vote”).

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The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund’s Committee, all applicable recommendations, analysis, research and Conflicts Reports.
VI. CONFLICTS OF INTEREST
In all cases in which a vote has not been clearly determined in advance by the Procedures and Guidelines or for which the Proxy Group recommends an Out-of-Guidelines Vote, and Counsel has determined that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group, or any Investment Professional participating in the voting process, the proposal shall be referred to the Fund’s Committee for determination so that the Adviser shall have no opportunity to vote a Fund’s proxy in a situation in which it or the Agent may be deemed to have a conflict of interest. In the event a member of a Fund’s Committee believes he/she has a conflict of interest that would preclude him/her from making a voting determination in the best interests of the beneficial owners of the applicable Fund, such Committee member shall so advise the Proxy Coordinator and recuse himself/herself with respect to determinations regarding the relevant proxy.
VII. REPORTING AND RECORD RETENTION
Annually in August, each Fund that is not a feeder in a master/feeder structure will post its proxy voting record or a link thereto, for the prior one-year period ending on June 30th on the ING Funds website. No proxy voting record will be posted on the ING Funds website for any Fund that is a feeder in a master/feeder structure; however, a cross-reference to that of the master fund’s proxy voting record as filed in the SEC’s EDGAR database will be posted on the ING Funds website. The proxy voting record for each Fund will also be available in the EDGAR database on the SEC’s website.

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EXHIBIT 1
to the
ING Funds
Proxy Voting Procedures
ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND
ING EQUITY TRUST
ING FUNDS TRUST
ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND
ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND
ING INVESTMENT FUNDS, INC.
ING INVESTORS TRUST
ING MAYFLOWER TRUST
ING MUTUAL FUNDS
ING PARTNERS, INC.
ING PRIME RATE TRUST
ING RISK MANAGED NATURAL RESOURCES FUND
ING SENIOR INCOME FUND
ING SEPARATE PORTFOLIOS TRUST
ING VARIABLE INSURANCE TRUST
ING VARIABLE PRODUCTS TRUST
ING VP EMERGING MARKETS FUND, INC.
ING VP NATURAL RESOURCES TRUST
USLICO SERIES FUND

EXHIBIT 2
to the
ING Funds
Proxy Voting Procedures
ING INVESTMENTS, LLC
AND
DIRECTED SERVICES, LLC

PROXY VOTING PROCEDURES

I. INTRODUCTION
ING Investments, LLC and Directed Services, LLC (each an “Adviser” and collectively, the “Advisers”) are the investment advisers for the registered investment companies and each series or portfolio thereof (each a “Fund” and collectively, the “Funds”) comprising the ING family of funds. As such, the Advisers have been delegated the authority to vote proxies with respect to securities for the Funds over which they have day-to-day portfolio management responsibility.
The Advisers will abide by the proxy voting guidelines adopted by a Fund’s respective Board of Directors or Trustees (each a “Board” and collectively, the “Boards”) with regard to the voting of proxies unless otherwise provided in the proxy voting procedures adopted by a Fund’s Board.
In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.
The following are the Proxy Voting Procedures of ING Investments, LLC and Directed Services, LLC (the “Adviser Procedures”) with respect to the voting of proxies on behalf of their client Funds as approved by the respective Board of each Fund.
Unless otherwise noted, best efforts shall be used to vote proxies in all instances.
II. ROLES AND RESPONSIBILITIES
A. Proxy Coordinator
The Proxy Coordinator identified in Appendix 1 will assist in the coordination of the voting of each Fund’s proxies in accordance with the ING Funds Proxy Voting

Procedures and Guidelines (the “Procedures” or “Guidelines” and collectively the “Procedures and Guidelines”). The Proxy Coordinator is authorized to direct the Agent to vote a Fund’s proxy in accordance with the Procedures and Guidelines unless the Proxy Coordinator receives a recommendation from an Investment Professional (as described below) to vote contrary to the Procedures and Guidelines. In such event, and in connection with proxy proposals requiring case-by-case consideration (except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation), the Proxy Coordinator will call a meeting of the Proxy Group (as described below).
Responsibilities assigned herein to the Proxy Coordinator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers’ affiliates as are deemed appropriate by the Proxy Group.
Unless specified otherwise, information provided to the Proxy Coordinator in connection with duties of the parties described herein shall be deemed delivered to the Advisers.
B. Agent
An independent proxy voting service (the “Agent”), as approved by the Board of each Fund, shall be engaged to assist in the voting of Fund proxies for publicly traded securities through the provision of vote analysis, implementation, recordkeeping and disclosure services. The Agent is Institutional Shareholder Services, Inc. The Agent is responsible for coordinating with the Funds’ custodians to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. To the extent applicable, the Agent is required to vote and/or refer all proxies in accordance with these Adviser Procedures. The Agent will retain a record of all proxy votes handled by the Agent. Such record must reflect all the information required to be disclosed in a Fund’s Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Adviser upon request.
The Agent shall be instructed to vote all proxies in accordance with a Fund’s Guidelines, except as otherwise instructed through the Proxy Coordinator by the Adviser’s Proxy Group or a Fund’s Valuation, Proxy and Brokerage Committee (“Committee”).
The Agent shall be instructed to obtain all proxies from the Funds’ custodians and to review each proxy proposal against the Guidelines. The Agent also shall be requested to call the Proxy Coordinator’s attention to specific proxy proposals that although governed by the Guidelines appear to involve unusual or controversial issues.
Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services

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voting to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein. Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.
C. Proxy Group
The Adviser shall establish a Proxy Group (the “Group” or “Proxy Group”) which shall assist in the review of the Agent’s recommendations when a proxy voting issue is referred to the Group through the Proxy Coordinator. The members of the Proxy Group, which may include employees of the Advisers’ affiliates, are identified in Appendix 1, as may be amended from time at the Advisers’ discretion.
A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is either the Fund’s Chief Investment Risk Officer or Chief Financial Officer) shall constitute a quorum for purposes of taking action at any meeting of the Group. The vote of a simple majority of the members present and voting shall determine any matter submitted to a vote. Tie votes shall be broken by securing the vote of members not present at the meeting; provided, however, that the Proxy Coordinator shall ensure compliance with all applicable voting and conflict of interest procedures and shall use best efforts to secure votes from all or as many absent members as may reasonably be accomplished. The Proxy Group may meet in person or by telephone. The Proxy Group also may take action via electronic mail in lieu of a meeting, provided that each Group member has received a copy of any relevant electronic mail transmissions circulated by each other participating Group member prior to voting and provided that the Proxy Coordinator follows the directions of a majority of a quorum (as defined above) responding via electronic mail. For all votes taken in person or by telephone or teleconference, the vote shall be taken outside the presence of any person other than the members of the Proxy Group and such other persons whose attendance may be deemed appropriate by the Proxy Group from time to time in furtherance of its duties or the day-to-day administration of the Funds. In its discretion, the Proxy Group may provide the Proxy Coordinator with standing instructions to perform responsibilities assigned herein to the Proxy Group, or activities in support thereof, on its behalf, provided that such instructions do not contravene any requirements of these Adviser Procedures or a Fund’s Procedures and Guidelines.
A meeting of the Proxy Group will be held whenever (1) the Proxy Coordinator receives a recommendation from an Investment Professional to vote a Fund’s proxy contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, (2) the Agent has made no recommendation with respect to a vote on a proposal, or (3) a matter requires case-by-case consideration, including those in which the Agent’s recommendation is deemed to be conflicted as provided for under these Adviser Procedures, provided that, if the Proxy Group has previously provided the Proxy

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Coordinator with standing instructions to vote in accordance with the Agent’s recommendation and no issue of conflict must be considered, the Proxy Coordinator may implement the instructions without calling a meeting of the Proxy Group.
For each proposal referred to the Proxy Group, it will review (1) the relevant Procedures and Guidelines, (2) the recommendation of the Agent, if any, (3) the recommendation of the Investment Professional(s), if any, and (4) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of a recommendation.
If the Proxy Group recommends that a Fund vote in accordance with the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Coordinator to so advise the Agent.
If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent’s recommendation on a matter requiring case-by-case consideration is deemed to be conflicted, it shall follow the procedures for such voting as established by a Fund’s Board.
The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with to a voting deadline, the Proxy Coordinator shall follow the procedures for such voting as established by a Fund’s Board.
D. Investment Professionals
The Funds’ Advisers, sub-advisers and/or portfolio managers (each referred to herein as an “Investment Professional” and collectively, “Investment Professionals”) may submit, or be asked to submit, a recommendation to the Proxy Group regarding the voting of proxies related to the portfolio securities over which they have day-to-day portfolio management responsibility. The Investment Professionals may accompany their recommendation with any other research materials that they deem appropriate or with a request that lending activity with respect to the relevant security be reviewed, such requests to be timely considered by the Proxy Group.
III. VOTING PROCEDURES
A. In all cases, the Adviser shall follow the voting procedures as set forth in the Procedures and Guidelines of the Fund on whose behalf the Adviser is exercising delegated authority to vote.

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B. Routine Matters
The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear “For”, “Against,” “Withhold” or “Abstain” on a proposal. However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional recommends a vote contrary to the Guidelines.
C. Matters Requiring Case-by-Case Consideration
The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted “case-by-case” consideration.
Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.
Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation, the Proxy Coordinator will forward the Agent’s analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.
1.	Within-Guidelines Votes: Votes in Accordance with a Fund’s Guidelines and/or, where applicable, Agent Recommendation
In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner. Except as provided for herein, no Conflicts Report (as such term is defined herein) is required in connection with Within-Guidelines Votes.
2.	Non-Votes: Votes in Which No Action is Taken
The Proxy Group may recommend that a Fund refrain from voting under the following circumstances: (1) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international

12

proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy. The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy. It is noted a Non-Vote determination would generally not be made in connection with voting rights received pursuant to class action participation; while a Fund may no longer hold the security, a continuing economic effect on shareholders’ interests is likely.
Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a Fund’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.
Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as provided for in the Funds’ Procedures.
3.	Out-of-Guidelines Votes: Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted
If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Procedures and Guidelines are silent, or the Agent’s recommendation on a matter requiring case-by-case consideration is deemed to be conflicted as provided for under these Adviser Procedures, the Proxy Coordinator will then implement the procedures for handling such votes as adopted by the Fund’s Board.
4.	The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund’s Valuation, Proxy and Brokerage Committee, all applicable recommendations, analysis, research and Conflicts Reports.

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IV. ASSESSMENT OF THE AGENT AND CONFLICTS OF INTEREST
In furtherance of the Advisers’ fiduciary duty to the Funds and their beneficial owners, the Advisers shall establish the following:
A.	Assessment of the Agent

The Advisers shall establish that the Agent (1) is independent from the Advisers, (2) has resources that indicate it can competently provide analysis of proxy issues and (3) can make recommendations in an impartial manner and in the best interests of the Funds and their beneficial owners. The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do not less than annually as well as prior to engaging the services of any new proxy service. The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent’s independence, competence or impartiality.

Information provided in connection with assessment of the Agent shall be forwarded to a member of the mutual funds practice group of ING US Legal Services (“Counsel”) for review. Counsel shall review such information and advise the Proxy Coordinator as to whether a material concern exists and if so, determine the most appropriate course of action to eliminate such concern.

B.	Conflicts of Interest

The Advisers shall establish and maintain procedures to identify and address conflicts that may arise from time to time concerning the Agent. Upon the Advisers’ request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent’s proxy analysis or recommendations. The Proxy Coordinator shall forward all such information to Counsel for review. Counsel shall review such information and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund’s Procedures and Guidelines.

In connection with their participation in the voting process for portfolio securities, each member of the Proxy Group, and each Investment Professional participating in the voting process, must act solely in the best interests of the beneficial owners of the applicable Fund. The members of the Proxy Group may not subordinate

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the interests of the Fund’s beneficial owners to unrelated objectives, including taking steps to reasonably insulate the voting process from any conflict of interest that may exist in connection with the Agent’s services or utilization thereof.

For all matters for which the Proxy Group recommends an Out-of-Guidelines Vote, or for which a recommendation contrary to that of the Agent or the Guidelines has been received from an Investment Professional and is to be utilized, the Proxy Coordinator will implement the procedures for handling such votes as adopted by the Fund’s Board, including completion of such Conflicts Reports as may be required under the Fund’s Procedures. Completed Conflicts Reports shall be provided to the Proxy Coordinator within two (2) business days. Such Conflicts Report should describe any known conflicts of either a business or personal nature, and set forth any contacts with respect to the referral item with non-investment personnel in its organization or with outside parties (except for routine communications from proxy solicitors). The Conflicts Report should also include written confirmation that any recommendation from an Investment Professional provided in connection with an Out-of-Guidelines Vote or under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

The Proxy Coordinator shall forward all Conflicts Reports to Counsel for review. Counsel shall review each report and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund’s Procedures and Guidelines.
V. REPORTING AND RECORD RETENTION
The Adviser shall maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following: (1) A copy of each proxy statement received regarding a Fund’s portfolio securities. Such proxy statements received from issuers are available either in the SEC’s EDGAR database or are kept by the Agent and are available upon request. (2) A record of each vote cast on behalf of a Fund. (3) A copy of any document created by the Adviser that was material to making a decision how to vote a proxy, or that memorializes the basis for that decision. (4) A copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Adviser voted proxies on behalf of a Fund. All proxy voting materials and supporting documentation will be retained for a minimum of six (6) years.

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APPENDIX 1
to the
Advisers’ Proxy Voting Procedures
Proxy Group for registered investment company clients of ING Investments, LLC and Directed Services, LLC:

Name	Title or Affiliation
Stanley D. Vyner	Chief Investment Risk Officer and Executive Vice President, ING Investments, LLC

Todd Modic	Senior Vice President, ING Funds Services, LLC and ING Investments, LLC; and Chief Financial Officer of the ING Funds

Maria Anderson	Vice President of Fund Compliance, ING Funds Services, LLC

Karla J. Bos	Proxy Coordinator for the ING Funds and Manager — Special Projects, ING Funds Services, LLC

Julius Drelick	Vice President, Advisory and Product Management, ING Funds Services, LLC

Theresa K. Kelety, Esq.	Counsel, ING Americas US Legal Services

Steve Wastek, Esq.	Counsel, ING Americas US Legal Services
Effective as of December 31, 2006

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EXHIBIT 3
to the
ING Funds Proxy Voting Procedures

PROXY VOTING GUIDELINES OF THE ING FUNDS

I. INTRODUCTION
The following is a statement of the Proxy Voting Guidelines (“Guidelines”) that have been adopted by the respective Boards of Directors or Trustees of each Fund. Unless otherwise provided for herein, any defined term used herein shall have the meaning assigned to it in the Funds’ and Advisers’ Proxy Voting Procedures (the “Procedures”).
Proxies must be voted in the best interest of the Fund(s). The Guidelines summarize the Funds’ positions on various issues of concern to investors, and give a general indication of how Fund portfolio securities will be voted on proposals dealing with particular issues. The Guidelines are not exhaustive and do not include all potential voting issues.
The Advisers, in exercising their delegated authority, will abide by the Guidelines as outlined below with regard to the voting of proxies except as otherwise provided in the Procedures. In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.
II. GUIDELINES
The following Guidelines are grouped according to the types of proposals generally presented to shareholders of U.S. issuers: Board of Directors, Proxy Contests, Auditors, Proxy Contest Defenses, Tender Offer Defenses, Miscellaneous, Capital Structure, Executive and Director Compensation, State of Incorporation, Mergers and Corporate Restructurings, Mutual Fund Proxies and Social and Environmental Issues. An additional section addresses proposals most frequently found in global proxies.
General Policies
These Guidelines apply to securities of publicly traded companies and to those of privately held companies if publicly available disclosure permits such application. All matters for which such disclosure is not available shall be considered CASE-BY-CASE.

It shall generally be the policy of the Funds to take no action on a proxy for which no Fund holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast.
In all cases receiving CASE-BY-CASE consideration, including cases not specifically provided for under these Guidelines, unless otherwise provided for under these Guidelines, it shall generally be the policy of the Funds to vote in accordance with the recommendation provided by the Funds’ Agent, Institutional Shareholder Services, Inc.
Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote in accordance with the Agent’s recommendation in cases in which such recommendation aligns with the recommendation of the relevant issuer’s management. However, this policy shall not apply to CASE-BY-CASE proposals for which a contrary recommendation from the Investment Professional for the relevant Fund has been received and is to be utilized, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process required under the Procedures.
Recommendations from the Investment Professionals, while not required under the Procedures, are likely to be considered with respect to proxies for private equity securities and/or proposals related to merger transactions/corporate restructurings, proxy contests related to takeover bids/contested business combinations, or unusual or controversial issues. Such input shall be given primary consideration with respect to CASE-BY-CASE proposals being considered on behalf of the relevant Fund.
Except as otherwise provided for herein, it shall generally be the policy of the Funds not to support proposals that would impose a negative impact on existing rights of the Funds to the extent that any positive impact would not be deemed sufficient to outweigh removal or diminution of such rights.
The foregoing policies may be overridden in any case as provided for in the Procedures. Similarly, the Procedures provide that proposals whose Guidelines prescribe a firm voting position may instead be considered on a CASE-BY-CASE basis in cases in which unusual or controversial circumstances so dictate.
Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer may be or become subject. No proposal shall be supported whose implementation would contravene such requirements.

1. The Board of Directors
Voting on Director Nominees in Uncontested Elections
Unless otherwise provided for herein, the Agent’s standards with respect to determining director independence shall apply. These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.
Agreement with the Agent’s independence standards shall not dictate that a Fund’s vote shall be cast according to the Agent’s corresponding recommendation. Votes on director nominees not subject to specific policies described herein should be made on a CASE-BY-CASE basis.
Where applicable and except as otherwise provided for herein, it shall be the policy of the Funds to lodge disagreement with an issuer’s policies or practices by withholding support from a proposal for the relevant policy or practice rather than the director nominee(s) to which the Agent assigns a correlation.
If application of the policies described herein would result in withholding votes from the majority of independent outside directors sitting on a board, or removal of such directors is likely to negatively impact majority board independence, primary consideration shall be given to retention of such independent outside director nominees unless the concerns identified are of such grave nature as to merit removal of the independent directors.
Where applicable and except as otherwise provided for herein, generally DO NOT WITHHOLD votes (or DO NOT VOTE AGAINST, pursuant to the applicable election standard) in connection with issues raised by the Agent if the nominee did not serve on the board or relevant committee during the majority of the time period relevant to the concerns cited by the Agent.
WITHHOLD votes from a nominee who, during both of the most recent two years, attended less than 75 percent of the board and committee meetings without a valid reason for the absences. DO NOT WITHHOLD votes in connection with attendance issues for nominees who have served on the board for less than the two most recent years.
WITHHOLD votes from a nominee in connection with poison pill or anti-takeover considerations (e.g., furtherance of measures serving to disenfranchise shareholders or failure to remove restrictive pill features or ensure pill expiration or submission to shareholders for vote) in cases for which culpability for implementation or renewal of the pill in such form can be specifically attributed to the nominee.
Provided that a nominee served on the board during the relevant time period, WITHHOLD votes from a nominee who has failed to implement a shareholder proposal that was approved by (1) a majority of the issuer’s shares outstanding (most recent annual meeting) or (2) a majority of the votes cast for two consecutive years. However, in the case of shareholder proposals seeking shareholder ratification of a poison pill, generally DO NOT WITHHOLD votes from a nominee in such cases if the company has already implemented a policy that should reasonably prevent abusive use of the pill.
If a nominee has not acted upon WITHHOLD votes representing a majority of the votes cast at the previous annual meeting, consider such nominee on a CASE-BY-CASE basis. Generally, vote FOR nominees when (1) the issue relevant to the majority WITHHOLD has been adequately addressed or cured or (2) the Funds’ Guidelines or voting record do not support the relevant issue.
WITHHOLD votes from inside directors or affiliated outside directors who sit on the audit committee.
DO NOT WITHHOLD votes from inside directors or affiliated outside directors who sit on the nominating or compensation committee, provided that such committee meets the applicable independence requirements of the relevant listing exchange.
DO NOT WITHHOLD votes from inside directors or affiliated outside directors if the full board serves as the compensation or nominating committee OR has not created one or both committees, provided that the issuer is in compliance with all provisions of the listing exchange in connection with performance of relevant functions (e.g., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).
In cases in which the Agent has identified a “pay for performance” disconnect, as defined by the Agent, generally DO NOT WITHHOLD support from director nominees. If the Agent has raised other considerations regarding “poor compensation practices,” consider nominees on a CASE-BY-CASE basis. However, where applicable and except as otherwise provided for herein, generally DO NOT WITHHOLD votes from nominees who did not serve on the compensation committee, or board, as applicable, during the majority of the time period relevant to the concerns cited by the Agent.
Generally, vote FOR independent outside director nominees serving on the audit committee, but if total non-audit fees exceed the total of audit fees, audit-related fees and tax compliance and preparation fees, do vote AGAINST auditor ratification if concerns exist regarding such fees, e.g., that remuneration for the non-audit work is so lucrative as to taint the auditor’s independence or is excessive in connection with the level and type of services provided.
It shall generally be the policy of the Funds that a board should be majority independent and therefore to consider inside director or affiliated outside director nominees in cases in which the full board is not majority independent on a CASE-BY-CASE basis. Generally:
(1)	WITHHOLD votes from the fewest directors whose removal would achieve majority independence across the remaining board.

(2)	WITHHOLD votes from all non-independent nominees, including the founder, chairman or CEO, if the number required to achieve majority independence is equal to or greater than the number of non-independent nominees.

(3)	Except as provided above, vote FOR non-independent nominees in the role of CEO, and when appropriate, founder or chairman, and determine support for other non-independent nominees based on the qualifications and contributions of the nominee as well as the Funds’ voting precedent for assessing relative independence to management, e.g., insiders holding senior executive positions are deemed less independent than affiliated outsiders with a transactional or advisory relationship to the company, and affiliated outsiders with a material transactional or advisory relationship are deemed less independent than those with lesser relationships.

(4)	Non-voting directors (e.g., director emeritus or advisory director) shall be excluded from calculations with respect to majority board independence.

(5)	When conditions contributing to a lack of majority independence remain substantially similar to those in the previous year, it shall generally be the policy of the Funds to vote on nominees in a manner consistent with votes cast by the Fund(s) in the previous year.
Generally vote FOR nominees without regard to “over-boarding” issues raised by the Agent unless other concerns requiring CASE-BY-CASE consideration have been raised.
Generally, WITHHOLD support from nominees when the Agent so recommends due to assessment that they acted in bad faith or against shareholder interests in connection with a major transaction, such as a merger or acquisition.
Performance Test for Directors
Consider nominees failing the Agent’s performance test, which includes market-based and operating performance measures, on a CASE-BY-CASE basis. Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to such proposals.
Proposals Regarding Board Composition or Board Service
Generally, vote AGAINST shareholder proposals to impose new board structures or policies, including those requiring that the positions of chairman and CEO be held separately, except consider such proposals on a CASE-BY-CASE basis if the board is not majority independent or pervasive corporate governance concerns have been identified. Generally, except as otherwise provided for herein, vote FOR management proposals to adopt or amend board structures or policies, except consider such proposals on a CASE-BY-CASE basis if the board is not majority independent, pervasive corporate governance concerns have been identified, or the proposal may result in a material reduction in shareholders’ rights. Generally, vote AGAINST shareholder proposals asking that more than a simple majority of directors be independent. Generally, vote AGAINST shareholder proposals asking that board compensation and/or nominating committees be composed exclusively of independent directors. Generally, vote AGAINST shareholder proposals to limit the number of public company boards on which a director may serve. Generally, vote AGAINST shareholder proposals that seek to redefine director independence or directors’ specific roles (e.g., responsibilities of the lead director).

Generally, vote AGAINST shareholder proposals requesting creation of additional board committees or offices, except as otherwise provided for herein. Generally, vote FOR shareholder proposals that seek creation of an audit, compensation or nominating committee of the board, unless the committee in question is already in existence or the issuer has availed itself of an applicable exemption of the listing exchange (e.g., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee). Generally, vote AGAINST shareholder proposals to limit the tenure of outside directors. Generally, vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors unless the proposal seeks to relax existing standards, but generally DO NOT VOTE AGAINST management proposals seeking to establish a retirement age for directors.
Stock Ownership Requirements
Generally, vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.
Director and Officer Indemnification and Liability Protection
Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard. Vote AGAINST proposals to limit or eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care. Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if:
(1)	The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

(2)	Only if the director’s legal expenses would be covered.
2. Proxy Contests
These proposals should generally be analyzed on a CASE-BY-CASE basis. Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals in connection with proxy contests related to takeover bids or other contested business combinations being considered on behalf of that Fund.
Voting for Director Nominees in Contested Elections
Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis.
Reimburse Proxy Solicitation Expenses
Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

3. Auditors
Ratifying Auditors
Generally, except in cases of high non-audit fees, vote FOR management proposals to ratify auditors. If total non-audit fees exceed the total of audit fees, audit-related fees and tax compliance and preparation fees, consider on a CASE-BY-CASE basis, voting AGAINST management proposals to ratify auditors in cases in which concerns exist that remuneration for the non-audit work is so lucrative as to taint the auditor’s independence. If such concerns exist or an issuer has a history of questionable accounting practices, also vote FOR shareholder proposals asking the issuer to present its auditor annually for ratification, but in other cases generally vote AGAINST.
Auditor Independence
Generally, vote AGAINST shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services).
Audit Firm Rotation:
Generally, vote AGAINST shareholder proposals asking for mandatory audit firm rotation.
4. Proxy Contest Defenses
Board Structure: Staggered vs. Annual Elections
Generally, vote AGAINST proposals to classify the board. Generally, vote FOR proposals to repeal classified boards and to elect all directors annually.
Shareholder Ability to Remove Directors
Generally, vote AGAINST proposals that provide that directors may be removed only for cause. Generally, vote FOR proposals to restore shareholder ability to remove directors with or without cause. Generally, vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies. Generally, vote FOR proposals that permit shareholders to elect directors to fill board vacancies.
Cumulative Voting
Unless the company maintains a classified board of directors, generally, vote FOR management proposals to eliminate cumulative voting. In cases in which the company maintains a classified board of directors, generally vote FOR shareholder proposals to restore or permit cumulative voting.
Time-Phased Voting
Generally, vote AGAINST proposals to implement, and FOR proposals to eliminate, time-phased or other forms of voting that do not promote a one share, one vote standard.

Shareholder Ability to Call Special Meetings
Generally, vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. Generally, vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.
Shareholder Ability to Act by Written Consent
Generally, vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent. Generally, vote FOR proposals to allow or make easier shareholder action by written consent.
Shareholder Ability to Alter the Size of the Board
Review on a CASE-BY-CASE basis proposals that seek to fix the size of the board. Review on a CASE-BY-CASE basis proposals that give management the ability to alter the size of the board without shareholder approval.
5. Tender Offer Defenses
Poison Pills
Generally, vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification, or to redeem its pill in lieu thereof, unless (1) shareholders have approved adoption of the plan, (2) a policy has already been implemented by the company that should reasonably prevent abusive use of the pill, or (3) the board had determined that it was in the best interest of shareholders to adopt a pill without delay, provided that such plan would be put to shareholder vote within twelve months of adoption or expire, and if not approved by a majority of the votes cast, would immediately terminate.
Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill.
Review on a CASE-BY-CASE basis management proposals to approve or ratify a poison pill or any plan that can reasonably be construed as an anti-takeover measure, with voting decisions generally based on the Agent’s approach to evaluating such proposals, considering factors such as rationale, trigger level and sunset provisions. Votes will generally be cast in a manner that seeks to preserve shareholder value and the right to consider a valid offer, voting AGAINST management proposals in connection with poison pills or anti-takeover activities that do not meet the Agent’s standards.
Fair Price Provisions
Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis. Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.
Greenmail
Generally, vote FOR proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.
Pale Greenmail
Review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.
Unequal Voting Rights
Generally, vote AGAINST dual-class exchange offers. Generally, vote AGAINST dual-class recapitalizations.
Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws
Generally, vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments or other key proposals. Generally, vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments, unless the proposal also asks the issuer to mount a solicitation campaign or similar form of comprehensive commitment to obtain passage of the proposal.
Supermajority Shareholder Vote Requirement to Approve Mergers
Generally, vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations. Generally, vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.
White Squire Placements
Generally, vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.
Amendments to Corporate Documents
Unless support is recommended by the Agent or Investment Professional (including, for example, as a condition to a major transaction such as a merger), generally, vote AGAINST proposals seeking to remove shareholder approval requirements or otherwise remove or diminish shareholder rights, e.g., by (1) adding restrictive provisions, (2) removing provisions or moving them to portions of the charter not requiring shareholder approval or (3) in corporate structures such as holding companies, removing provisions in an active subsidiary’s charter that provide voting rights to parent company shareholders. This policy would also generally apply to proposals seeking approval of corporate agreements or amendments to such agreements that the Agent recommends AGAINST because a similar reduction in shareholder rights is requested. Generally, vote AGAINST proposals for charter amendments that may support board entrenchment or may be used as an anti-takeover device, particularly if the proposal is bundled or the board is classified. Generally, vote FOR proposals seeking charter or bylaw amendments to remove anti-takeover provisions.

6. Miscellaneous
Confidential Voting
Generally, vote FOR shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows:
•	In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.

•	If the dissidents agree, the policy remains in place.

•	If the dissidents do not agree, the confidential voting policy is waived.
Generally, vote FOR management proposals to adopt confidential voting.
Open Access
Consider on a CASE-BY-CASE basis shareholder proposals seeking open access to management’s proxy material in order to nominate their own candidates to the board.
Majority Voting Standard
Generally, vote FOR management proposals but AGAINST shareholder proposals, unless also supported by management, seeking election of directors by the affirmative vote of the majority of votes cast in connection with a meeting of shareholders, including amendments to corporate documents or other actions in furtherance of such standard, and provided such standard when supported does not conflict with state law in which the company is incorporated. For issuers with a history of board malfeasance or pervasive corporate governance concerns, consider such proposals on a CASE-BY-CASE basis.
Bundled Proposals
Except as otherwise provided for herein, review on a CASE-BY-CASE basis bundled or “conditioned” proxy proposals, generally voting AGAINST bundled proposals containing one or more items not supported under these Guidelines if the Agent or an Investment Professional deems the negative impact, on balance, to outweigh any positive impact.
Shareholder Advisory Committees
Review on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.
Reimburse Shareholder for Expenses Incurred
Voting to reimburse expenses incurred in connection with shareholder proposals should be analyzed on a CASE-BY-CASE basis, with voting decisions determined based on the Agent’s criteria, considering whether the related proposal received the requisite support for approval and was adopted for the benefit of the company and its shareholders.

Other Business
In connection with proxies of U.S. issuers, generally vote FOR management proposals for Other Business, except in connection with a proxy contest in which a Fund is not voting in support of management.
Quorum Requirements
Review on a CASE-BY-CASE basis proposals to lower quorum requirements for shareholder meetings below a majority of the shares outstanding.
Advance Notice for Shareholder Proposals
Generally, vote FOR management proposals related to advance notice period requirements, provided that the period requested is in accordance with applicable law and no material governance concerns have been identified in connection with the issuer.
7. Capital Structure
Analyze on a CASE-BY-CASE basis.
Common Stock Authorization
Review proposals to increase the number of shares of common stock authorized for issue on a CASE-BY-CASE basis. Except where otherwise indicated, the Agent’s proprietary approach, utilizing quantitative criteria (e.g., dilution, peer group comparison, company performance and history) to determine appropriate thresholds and, for requests marginally above such allowable threshold, a qualitative review (e.g., rationale and prudent historical usage), will generally be utilized in evaluating such proposals.
•	Generally vote FOR proposals to authorize capital increases within the Agent’s allowable thresholds or those in excess but meeting Agent’s qualitative standards, but consider on a CASE-BY-CASE basis those requests failing the Agent’s review for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized (e.g., in support of a merger or acquisition proposal).

•	Generally vote FOR proposals to authorize capital increases within the Agent’s allowable thresholds or those in excess but meeting Agent’s qualitative standards, unless the company states that the stock may be used as a takeover defense. In those cases, consider on a CASE-BY-CASE basis if a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.

•	Generally vote FOR proposals to authorize capital increases exceeding the Agent’s thresholds when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

•	Generally, vote AGAINST proposals to increase the number of authorized shares of a class of stock if the issuance which the increase is intended to service is not supported under these Guidelines.

Dual Class Capital Structures
Generally, vote AGAINST proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual class capital structures, but consider CASE-BY-CASE if bundled with favorable proposal(s) or if approval of such proposal(s) is a condition of such favorable proposal(s). Generally, vote AGAINST management proposals to create or perpetuate dual class capital structures with unequal voting rights, and vote FOR shareholder proposals to eliminate them, in cases in which the relevant Fund owns the class with inferior voting rights, but generally vote FOR management proposals and AGAINST shareholder proposals in cases in which the relevant Fund owns the class with superior voting rights. Consider CASE-BY-CASE if bundled with favorable proposal(s) or if approval of such proposal(s) is a condition of such favorable proposal(s). Consider management proposals to eliminate dual class capital structures CASE-BY-CASE, generally voting with the Agent’s recommendation unless a contrary recommendation has been received from the Investment Professional for the relevant Fund and is to be utilized.
Stock Distributions: Splits and Dividends
Generally, vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares falls within the Agent’s allowable thresholds, but consider on a CASE-BY-CASE basis those proposals exceeding the Agent’s threshold for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.
Reverse Stock Splits
Consider on a CASE-BY-CASE basis management proposals to implement a reverse stock split. In the event the split constitutes a capital increase effectively exceeding the Agent’s allowable threshold because the request does not proportionately reduce the number of shares authorized, vote FOR the split if the Agent otherwise supports management’s rationale.
Preferred Stock
Generally, vote AGAINST proposals authorizing the issuance of preferred stock or creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock), but vote FOR if the Agent or an Investment Professional so recommends because the issuance is required to effect a merger or acquisition proposal. Generally, vote FOR proposals to issue or create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense. Generally vote AGAINST in cases where the company expressly states that, or fails to disclose whether, the stock may be used as a takeover defense, but vote FOR if the Agent or an Investment Professional so recommends because the issuance is required to effect a merger or acquisition proposal. Generally, vote FOR proposals to authorize or issue preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.
Shareholder Proposals Regarding Blank Check Preferred Stock
Generally, vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.
Adjustments to Par Value of Common Stock
Generally, vote FOR management proposals to reduce the par value of common stock.
Preemptive Rights
Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights or management proposals that seek to eliminate them. In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.
Debt Restructurings
Review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.
Share Repurchase Programs
Generally, vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, but vote AGAINST plans with terms favoring selected, non-Fund parties. Generally, vote FOR management proposals to cancel repurchased shares. Generally, vote AGAINST proposals for share repurchase methods lacking adequate risk mitigation as assessed by the Agent.
Tracking Stock
Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis.
8. Executive and Director Compensation
Unless otherwise provided for herein, votes with respect to compensation and employee benefit plans should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s quantitative approach to evaluating such plans, which includes determination of costs and comparison to an allowable cap.
•	Generally, vote in accordance with the Agent’s recommendations FOR equity-based plans with costs within such cap and AGAINST those with costs in excess of it, except that plans above the cap may be supported if so recommended by the Agent or Investment Professional as a condition to a major transaction such as a merger.

•	Generally, vote AGAINST plans if the Agent suggests cost or dilution assessment may not be possible due to the method of disclosing shares allocated to the plan(s), except that such concerns arising in connection with evergreen provisions shall be considered CASE-BY-CASE.
•	Generally, vote FOR plans with costs within the cap if the considerations raised by the Agent pertain solely to equity compensation burn rate or pay for performance as defined by Agent.

•	Generally, vote AGAINST plans administered by potential grant recipients.

•	Consider plans CASE-BY-CASE if the Agent raises other considerations not otherwise provided for herein.
Restricted Stock or Stock Option Plans
Consider proposals for restricted stock or stock option plans, or the issuance of shares in connection with such plans, on a CASE-BY-CASE basis, considering factors such as level of disclosure and adequacy of vesting or performance requirements. Plans that do not meet the Agent’s criteria in this regard may be supported, but vote AGAINST if no disclosure is provided regarding either vesting or performance requirements.
Management Proposals Seeking Approval to Reprice Options
Review on a CASE-BY-CASE basis management proposals seeking approval to reprice, replace or exchange options, considering factors such as rationale, historic trading patterns, value-for-value exchange, vesting periods and replacement option terms. Generally, vote FOR proposals that meet the Agent’s criteria for acceptable repricing, replacement or exchange transactions, except that considerations raised by the Agent regarding burn rate or executive participation shall not be grounds for withholding support. Vote AGAINST compensation plans that (1) permit or may permit (e.g., history of repricing and no express prohibition against future repricing) repricing of stock options, or any form or alternative to repricing, without shareholder approval, (2) include provisions that permit repricing, replacement or exchange transactions that do not meet the Agent’s criteria (except regarding burn rate or executive participation as noted above), or (3) give the board sole discretion to approve option repricing, replacement or exchange programs.
Director Compensation
Votes on stock-based plans for directors are made on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s quantitative approach described above as well as a review of qualitative features of the plan in cases in which costs exceed the Agent’s threshold. DO NOT VOTE AGAINST plans for which burn rate is the sole consideration raised by the Agent.
Employee Stock Purchase Plans
Votes on employee stock purchase plans, and capital issuances in support of such plans, should be made on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such plans, except that negative recommendations by the Agent due to evergreen provisions will be reviewed CASE-BY-CASE.

OBRA-Related Compensation Proposals:
Amendments that Place a Cap on Annual Grants or Amend Administrative Features
Generally, vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.
Amendments to Add Performance-Based Goals
Generally, vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.
Amendments to Increase Shares and Retain Tax Deductions Under OBRA
Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a CASE-BY-CASE basis.
Approval of Cash or Cash-and-Stock Bonus Plans
Generally, vote FOR cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA, with primary consideration given to management’s assessment that such plan meets the requirements for exemption of performance-based compensation.
Shareholder Proposals Regarding Executive and Director Pay
Regarding the remuneration of individuals other than senior executives and directors, generally, vote AGAINST shareholder proposals that seek to expand or restrict disclosure or require shareholder approval beyond regulatory requirements and market practice. Vote AGAINST shareholder proposals that seek disclosure of executive or director compensation if providing it would be out of step with market practice and potentially disruptive to the business. Unless evidence exists of abuse in historical compensation practices, and except as otherwise provided for herein, generally vote AGAINST shareholder proposals that seek to impose new compensation structures or policies, such as “claw back” recoupments or advisory votes.
Golden and Tin Parachutes
Generally, vote FOR shareholder proposals to have golden and tin parachutes submitted for shareholder ratification, provided that such “parachutes” specify change-in-control events and that the proposal does not include unduly restrictive or arbitrary provisions such as advance approval requirements. Generally vote AGAINST shareholder proposals to submit executive severance agreements that do not specify change-in-control events, Supplemental Executive Retirement Plans or deferred executive compensation plans for shareholder ratification, unless such ratification is required by the listing exchange. Review on a CASE-BY-CASE basis all proposals to ratify or cancel golden or tin parachutes.

Employee Stock Ownership Plans (ESOPs)
Generally, vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).
401(k) Employee Benefit Plans
Generally, vote FOR proposals to implement a 401(k) savings plan for employees.
Expensing of Stock Options
Generally, vote AGAINST shareholder proposals to expense stock options before such treatment is required by the Federal Accounting Standards Board.
Holding Periods
Generally, vote AGAINST proposals requiring mandatory periods for officers and directors to hold company stock.
9. State of Incorporation
Voting on State Takeover Statutes
Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).
Voting on Reincorporation Proposals
Proposals to change a company’s state of incorporation should be examined on a CASE-BY-CASE basis, generally supporting management proposals not assessed by the Agent as a potential takeover defense. Generally, vote FOR management reincorporation proposals upon which another key proposal, such as a merger transaction, is contingent if the other key proposal is also supported. Generally, vote AGAINST shareholder reincorporation proposals not also supported by the company.
10. Mergers and Corporate Restructurings
Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals regarding business combinations, particularly those between otherwise unaffiliated parties, or other corporate restructurings being considered on behalf of that Fund.
Generally, vote FOR a proposal not typically supported under these Guidelines if a key proposal, such as a merger transaction, is contingent upon its support and a vote FOR is accordingly recommended by the Agent or an Investment Professional.

Mergers and Acquisitions
Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis.
Corporate Restructuring
Votes on corporate restructuring proposals, including demergers, minority squeezeouts, leveraged buyouts, spinoffs, liquidations, dispositions, divestitures and asset sales, should be considered on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals.
Adjournment
Generally, vote FOR proposals to adjourn a meeting to provide additional time for vote solicitation when the primary proposal is also voted FOR.
Appraisal Rights
Generally, vote FOR proposals to restore, or provide shareholders with, rights of appraisal.
Changing Corporate Name
Generally, vote FOR changing the corporate name.
11. Mutual Fund Proxies
Election of Directors
Vote the election of directors on a CASE-BY-CASE basis.
Converting Closed-end Fund to Open-end Fund
Vote conversion proposals on a CASE-BY-CASE basis.
Proxy Contests
Vote proxy contests on a CASE-BY-CASE basis.
Investment Advisory Agreements
Vote the investment advisory agreements on a CASE-BY-CASE basis.
Approving New Classes or Series of Shares
Generally, vote FOR the establishment of new classes or series of shares.
Preferred Stock Proposals
Vote the authorization for or increase in preferred shares on a CASE-BY-CASE basis.
1940 Act Policies
Vote these proposals on a CASE-BY-CASE basis.
Changing a Fundamental Restriction to a Nonfundamental Restriction
Vote these proposals on a CASE-BY-CASE basis.

Change Fundamental Investment Objective to Nonfundamental
Generally, vote AGAINST proposals to change a fund’s fundamental investment objective to nonfundamental.
Name Rule Proposals
Vote these proposals on a CASE-BY-CASE basis.
Disposition of Assets/Termination/Liquidation
Vote these proposals on a CASE-BY-CASE basis.
Changes to the Charter Document
Vote changes to the charter document on a CASE-BY-CASE basis.
Changing the Domicile of a Fund
Vote reincorporations on a CASE-BY-CASE basis.
Change in Fund’s Subclassification
Vote these proposals on a CASE-BY-CASE basis.
Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval
Generally, vote FOR these proposals.
Distribution Agreements
Vote these proposals on a CASE-BY-CASE basis.
Master-Feeder Structure
Generally, vote FOR the establishment of a master-feeder structure.
Mergers
Vote merger proposals on a CASE-BY-CASE basis.
Establish Director Ownership Requirement
Generally, vote AGAINST shareholder proposals for the establishment of a director ownership requirement.
Reimburse Shareholder for Expenses Incurred
Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.
Terminate the Investment Advisor
Vote to terminate the investment advisor on a CASE-BY-CASE basis.

12. Social and Environmental Issues
These issues cover a wide range of topics. In general, unless otherwise specified herein, vote CASE-BY-CASE. While a wide variety of factors may go into each analysis, the overall principle guiding all vote recommendations focuses on how or whether the proposal will enhance the economic value of the company. Because a company’s board is likely to have access to relevant, non-public information regarding a company’s business, such proposals will generally be voted in a manner intended to give the board (rather than shareholders) latitude to set corporate policy and oversee management.
Absent concurring support from the issuer, compelling evidence of abuse, significant public controversy or litigation, the issuer’s significant history of relevant violations; or activities not in step with market practice or regulatory requirements, or unless provided for otherwise herein, generally vote AGAINST shareholder proposals seeking to dictate corporate conduct, apply existing law, duplicate policies already substantially in place and/or addressed by the issuer, or release information that would not help a shareholder evaluate an investment in the corporation as an economic matter. Such proposals would generally include those seeking preparation of reports and/or implementation or additional disclosure of corporate policies related to issues such as consumer and public safety, environment and energy, labor standards and human rights, military business and political concerns, workplace diversity and non-discrimination, sustainability, social issues, vendor activities, economic risk or matters of science and engineering.
13. Global Proxies
The foregoing Guidelines provided in connection with proxies of U.S. issuers shall also be applied to global proxies where applicable and not provided for otherwise herein. The following provide for differing regulatory and legal requirements, market practices and political and economic systems existing in various global markets.
Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote AGAINST global proxy proposals in cases in which the Agent recommends voting AGAINST such proposal because relevant disclosure by the issuer, or the time provided for consideration of such disclosure, is inadequate. For purposes of these global Guidelines, “AGAINST” shall mean withholding of support for a proposal, resulting in submission of a vote of AGAINST or ABSTAIN, as appropriate for the given market and level of concern raised by the Agent regarding the issue or lack of disclosure or time provided.
In connection with practices described herein that are associated with a firm AGAINST vote, it shall generally be the policy of the Funds to consider them on a CASE-BY-CASE basis if the Agent recommends their support (1) as the issuer or market transitions to better practices (e.g., having committed to new regulations or governance codes) or (2) as the more favorable choice in cases in which shareholders must choose between alternate proposals.

Routine Management Proposals
Generally, vote FOR the following and other similar routine management proposals:
•	the opening of the shareholder meeting

•	that the meeting has been convened under local regulatory requirements

•	the presence of quorum

•	the agenda for the shareholder meeting

•	the election of the chair of the meeting

•	the appointment of shareholders to co-sign the minutes of the meeting

•	regulatory filings (e.g., to effect approved share issuances)

•	the designation of inspector or shareholder representative(s) of minutes of meeting

•	the designation of two shareholders to approve and sign minutes of meeting

•	the allowance of questions

•	the publication of minutes

•	the closing of the shareholder meeting
Discharge of Management/Supervisory Board Members
Generally, vote FOR management proposals seeking the discharge of management and supervisory board members, unless the Agent recommends AGAINST due to concern about the past actions of the company’s auditors or directors or legal action is being taken against the board by other shareholders, including when the proposal is bundled.
Director Elections
Unless otherwise provided for herein, the Agent’s standards with respect to determining director independence shall apply. These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.
Agreement with the Agent’s independence standards shall not dictate that a Fund’s vote shall be cast according to the Agent’s corresponding recommendation. Further, the application of Guidelines in connection with such standards shall apply only in cases in which the nominee’s level of independence can be ascertained based on available disclosure. These policies generally apply to director nominees in uncontested elections; votes in contested elections, and votes on director nominees not subject to policies described herein, should be made on a CASE-BY-CASE basis.
For issuers domiciled in Canada, Finland, France, Ireland, the Netherlands, Sweden or tax haven markets, generally vote AGAINST non-independent directors in cases in which the full board serves as the audit committee, or the company does not have an audit committee.
For issuers in all markets, including those in tax haven markets and those in Japan that have adopted the U.S.-style board-with-committees structure, vote AGAINST non-independent directors who sit on the audit committee, or, if the slate of nominees is bundled, vote AGAINST the slate. If the slate is bundled and audit committee membership is unclear, vote FOR if the Agent otherwise recommends support.

In tax haven markets, DO NOT VOTE AGAINST non-independent directors in cases in which the full board serves as the compensation committee, or the company does not have a compensation committee.
DO NOT VOTE AGAINST non-independent directors who sit on the compensation or nominating committees, provided that such committees meet the applicable independence requirements of the relevant listing exchange.
In cases in which committee membership is unclear, consider non-independent director nominees on a CASE-BY-CASE basis if no other issues have been raised in connection with his/her nomination.
Generally follow Agent’s recommendations to vote AGAINST individuals nominated as outside/non-executive directors who do not meet the Agent’s standard for independence, unless the slate of nominees is bundled, in which case the proposal(s) to elect board members shall be considered on a CASE-BY-CASE basis.
For issuers in Canada and tax haven markets, generally withhold support (AGAINST or ABSTAIN, as appropriate) from bundled slates of nominees if the board is non-majority independent. For issuers in other global markets, generally follow Agent’s standards for withholding support from bundled slates or non-independent directors excluding the CEO, as applicable, if the board is non-majority independent or the board’s independence cannot be ascertained due to inadequate disclosure.
Generally, withhold support (AGAINST or ABSTAIN, as appropriate) from nominees or slates of nominees presented in a manner not aligned with market practice and/or legislation, including:
•	bundled slates of nominees (e.g., Hong Kong or France);

•	simultaneous reappointment of retiring directors (e.g., South Africa);

•	in markets with term lengths capped by legislation or market practice, nominees whose terms exceed the caps or are not disclosed (except that bundled slates with such lack of disclosure shall be considered on a CASE-BY-CASE basis); or

•	nominees whose names are not disclosed in advance of the meeting (e.g., Austria, Philippines, Hong Kong or South Africa).
Such criteria will not generally provide grounds for withholding support in countries in which they may be identified as best practice but such legislation or market practice is not yet applicable, unless specific governance shortfalls identified by the Agent dictate that less latitude should be extended to the issuer.
In cases in which cumulative or net voting applies, generally vote with Agent’s recommendation to support nominees asserted by the issuer to be independent, even if independence disclosure or criteria fall short of Agent’s standards.

Consider nominees for whom the Agent has raised concerns regarding scandals or internal controls on a CASE-BY-CASE basis. Generally, withhold support (AGAINST or ABSTAIN, as appropriate) from nominees or slates of nominees when:
•	the scandal or shortfall in controls took place at the company, or an affiliate, for which the nominee is being considered;

•	culpability can be attributed to the nominee (e.g., nominee manages or audits relevant function), and

•	the nominee has been directly implicated, with resulting arrest and criminal charge or regulatory sanction.
For markets such as the tax havens, Canada, Australia, South Africa and Malaysia (and for outside directors in South Korea) in which nominees’ attendance records are adequately disclosed, the Funds’ U.S. Guidelines with respect to director attendance shall apply.
Consider self-nominated director candidates on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such candidates.
Generally vote FOR nominees without regard to “over-boarding” issues raised by the Agent unless other concerns requiring CASE-BY-CASE consideration have been raised.
For companies incorporated in tax haven markets but which trade exclusively in the U.S., the Funds’ U.S. Guidelines with respect to director elections shall apply.
Board Structure
Generally, vote FOR proposals to fix board size, but also support proposals seeking a board range if the range is reasonable in the context of market practice and anti-takeover considerations. Proposed article amendments in this regard shall be considered on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals.
Director and Officer Indemnification and Liability Protection
Generally, vote in accordance with the Agent’s standards for indemnification and liability protection for officers and directors, voting AGAINST overly broad provisions.
Independent Statutory Auditors
With respect to Japanese companies that have not adopted the U.S.-style board-with-committees structure, vote AGAINST any nominee to the position of “independent statutory auditor” whom the Agent considers affiliated, e.g., if the nominee has worked a significant portion of his career for the company, its main bank or one of its top shareholders. Where shareholders are forced to vote on multiple nominees in a single resolution, vote AGAINST all nominees. Generally, vote AGAINST incumbent nominees at companies implicated in scandals or exhibiting poor internal controls.

Key Committees
Generally, vote AGAINST proposals that permit non-board members to serve on the audit, compensation or nominating committee, provided that bundled slates may be supported if no slate nominee serves on the relevant committee(s).
Director Remuneration
Consider director compensation plans on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals, while also factoring in the merits of the rationale and disclosure provided. Generally, vote FOR proposals to approve the remuneration of directors as long as the amount is not excessive and there is no evidence of abuse.
Retirement Bonuses
With respect to Japanese companies, generally vote FOR such proposals if all payments are for directors and auditors who have served as executives of the company. Generally vote AGAINST such proposals if one or more payments are for non-executive, affiliated directors or statutory auditors; when one or more of the individuals to whom the grants are being proposed (1) has not served in an executive capacity for the company for at least three years or (2) has been designated by the company as an independent statutory auditor, regardless of the length of time he/she has served. If the Agent raises scandal or internal control considerations, generally vote AGAINST bonus proposals only for nominees whom a Fund is also voting AGAINST for that reason, unless bundled with bonuses for a majority of retirees a Fund is voting FOR.
Stock Option Plans for Independent Internal Statutory Auditors
With respect to Japanese companies, follow the Agent’s guidelines with respect to proposals regarding option grants to independent internal statutory auditors, generally voting AGAINST such plans.
Compensation Plans
Unless otherwise provided for herein, votes with respect to compensation plans, and awards thereunder or capital issuances in support thereof, should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such plans, considering quantitative or qualitative factors as appropriate for the market.
Amendment Procedures for Equity Compensation Plans and ESPPs
For Toronto (Canada) Stock Exchange issuers, votes with respect to amendment procedures for security-based compensation arrangements and employee share purchase plans shall generally be cast in a manner designed to preserve shareholder approval rights, with voting decisions generally based on the Agent’s recommendation.
Shares Reserved for Equity Compensation Plans
Unless otherwise provided for herein, voting decisions shall generally be based on the Agent’s methodology, including classification of a company’s stage of development as growth or mature and the corresponding determination as to reasonability of the share requests.

Generally, vote AGAINST equity compensation plans (e.g., option, warrant, restricted stock or employee share purchase plans or participation in company offerings such as IPOs or private placements), the issuance of shares in connection with such plans, or related management proposals that:
•	exceed Agent’s recommended dilution limits, including cases in which the Agent suggests dilution assessment is precluded by inadequate disclosure;

•	provide deep or near-term discounts to executives or directors, unless discounts to executives are deemed by the Agent to be adequately mitigated by other requirements such as long-term vesting (e.g., Japan);

•	are administered by potential grant recipients;

•	permit financial assistance in the form of non-recourse (or essentially non-recourse) loans in connection with executive’s participation;

•	for matching share plans, do not meet the Agent’s standards, considering holding period, discounts, dilution, purchase price and performance criteria;

•	vesting upon change in control if deemed by the Agent to evidence a conflict of interest or anti-takeover device;

•	provide no disclosure regarding vesting or performance criteria (provided that proposals providing disclosure in one or both areas, without regard to Agent’s criteria for such disclosure, shall be supported provided they otherwise satisfy these Guidelines);

•	allow plan administrators to make material amendments without shareholder approval unless adequate prior disclosure has been provided, with such voting decisions generally based on the Agent’s approach to evaluating such plans; or

•	provide for retesting in connection with achievement of performance hurdles unless the Agent’s analysis indicates that (1) performance targets are adequately increased in proportion to the additional time available, (2) the retesting is de minimis as a percentage of overall compensation or is acceptable relative to market practice, or (3) the issuer has committed to cease retesting within a reasonable period of time.
Generally, vote FOR such plans/awards or the related issuance of shares that (1) do not suffer from the defects noted above or (2) otherwise meet the Agent’s tests if the considerations raised by the Agent pertain primarily to performance hurdles, contract or notice periods, discretionary bonuses or vesting upon change in control (other than addressed above), provided the company has provided a reasonable rationale in support of the relevant plan/award, practice or participation.
Consider proposals in connection with such plans or the related issuance of shares in other instances on a CASE-BY-CASE basis.
Remuneration Reports
Generally, withhold support (AGAINST or ABSTAIN as appropriate for specific market and level of concerns identified by the Agent) from remuneration reports that include compensation plans permitting:
(1)	practices or features not supported under these Guidelines, including financial assistance under the conditions described above;

(2)	retesting deemed by the Agent to be excessive relative to market practice (irrespective of the Agent’s support for the report as a whole);

(3)	equity award valuation triggering a negative recommendation from the Agent; or

(4)	provisions for retirement benefits or equity incentive awards to outside directors if not in line with market practice, except that reports will generally be voted FOR if contractual components are reasonably aligned with market practices on a going-forward basis (e.g., existing obligations related to retirement benefits or terms contrary to evolving standards would not preclude support for the report).
Reports receiving the Agent’s support and not triggering the concerns cited above will generally be voted FOR. Unless otherwise provided for herein, reports not receiving the Agent’s support due to concerns regarding severance/termination payments, “leaver” status, incentive structures and vesting or performance criteria not otherwise supported by these Guidelines shall be considered on a CASE-BY-CASE basis, factoring in the merits of the rationale and disclosure provided. Reports with unsupported features may be voted FOR in cases in which the Agent recommends their initial support as the issuer or market transitions to better practices (e.g., having committed to new regulations or governance codes).
Shareholder Proposals Regarding Executive and Director Pay
The Funds’ U.S. Guidelines with respect to such shareholder proposals shall apply.
General Share Issuances
Unless otherwise provided for herein, voting decisions shall generally be based on the Agent’s practice to vote FOR general issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital, general issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital, and requests to reissue repurchased shares if the related general issuance request is also supported. Consider specific issuance requests on a CASE-BY-CASE basis based on the proposed use and the company’s rationale.
Generally, vote AGAINST proposals to issue shares (with or without preemptive rights), or to grant rights to acquire shares, in cases in which concerns have been identified by the Agent with respect to inadequate disclosure, inadequate restrictions on discounts, or authority to refresh share issuance amounts without prior shareholder approval.
Increases in Authorized Capital
Unless otherwise provided for herein, voting decisions should generally be based on the Agent’s approach, as follows:
•	Generally, vote FOR nonspecific proposals, including bundled proposals, to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

•	Vote FOR specific proposals to increase authorized capital, unless:
•	the specific purpose of the increase (such as a share-based acquisition or merger) does not meet these Guidelines for the purpose being proposed; or

•	the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.
•	Vote AGAINST proposals to adopt unlimited capital authorizations.

•	The Agent’s market-specific exceptions to the above parameters (e.g., The Netherlands, due to hybrid market controls) shall be applied.
Preferred Stock
Unless otherwise provided for herein, voting decisions should generally be based on the Agent’s approach, including:
•	Vote FOR the creation of a new class of preferred stock or issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

•	Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets the Agent’s guidelines on equity issuance requests.

•	Vote AGAINST the creation of (1) a new class of preference shares that would carry superior voting rights to the common shares or (2) blank check preferred stock unless the board states that the authorization will not be used to thwart a takeover bid.
Poison Pills/Protective Preference Shares
Generally, vote AGAINST management proposals in connection with poison pills or anti-takeover activities (e.g., issuances, transfers or repurchases) that do not meet the Agent’s standards. Generally vote in accordance with Agent’s recommendation to withhold support from a nominee in connection with poison pill or anti-takeover considerations when culpability for the actions can be specifically attributed to the nominee. Generally DO NOT VOTE AGAINST director remuneration in connection with poison pill considerations raised by the Agent.
Approval of Financial Statements and Director and Auditor Reports
Generally, vote FOR management proposals seeking approval of financial accounts and reports, unless there is concern about the company’s financial accounts and reporting, which, in the case of related party transactions, would include concerns raised by the Agent regarding consulting agreements with non-executive directors. However, generally do not withhold support from such proposals in connection with remuneration practices otherwise supported under these Guidelines or as a means of expressing disapproval of broader practices of the issuer or its board.
Remuneration of Auditors
Generally, vote FOR proposals to authorize the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.
Indemnification of Auditors
Generally, vote AGAINST proposals to indemnify auditors.

Ratification of Auditors and Approval of Auditors’ Fees
Generally, follow the Agent’s standards for proposals seeking auditor ratification or approval of auditors’ fees, which indicate a vote FOR such proposals for companies in the MSCI EAFE index, provided the level of audit fee disclosure meets the Agent’s standards. In other cases, generally vote FOR such proposals unless there are material concerns raised by the Agent about the auditor’s practices or independence.
Allocation of Income and Dividends
Generally, vote FOR management proposals concerning allocation of income and the distribution of dividends.
Stock (Scrip) Dividend Alternatives
Generally, vote FOR most stock (scrip) dividend proposals, but vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.
Debt Instruments
Generally, vote AGAINST proposals authorizing excessive discretion, as assessed by the Agent, to a board to issue or set terms for debt instruments (e.g., commercial paper).
Debt Issuance Requests
When evaluating a debt issuance request, the issuing company’s present financial situation is examined. The main factor for analysis is the company’s current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.
Generally, vote FOR debt issuances for companies when the gearing level is between zero and 100 percent. Review on a CASE-BY-CASE basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent, or for which inadequate disclosure precludes calculation of the gearing level, comparing any such proposed debt issuance to industry and market standards, and with voting decisions generally based on the Agent’s approach to evaluating such requests.
Financing Plans
Generally, vote FOR the adoption of financing plans if they are in the best economic interests of shareholders.
Related Party Transactions
Consider related party transactions on a CASE-BY-CASE basis. Generally, vote FOR approval of such transactions unless the agreement requests a strategic move outside the company’s charter or contains unfavorable terms.

Approval of Donations
Generally, vote AGAINST such proposals unless adequate, prior disclosure of amounts is provided.
Capitalization of Reserves
Generally, vote FOR proposals to capitalize the company’s reserves for bonus issues of shares or to increase the par value of shares.
Article Amendments
Review on a CASE-BY-CASE basis all proposals seeking amendments to the articles of association.
Generally, vote FOR an article amendment if:
•	it is editorial in nature;

•	shareholder rights are protected;

•	there is negligible or positive impact on shareholder value;

•	management provides adequate reasons for the amendments or the Agent otherwise supports management’s position;

•	it seeks to discontinue and/or delist a form of the issuer’s securities in cases in which the relevant Fund does not hold the affected security type; or

•	the company is required to do so by law (if applicable).
Generally, vote AGAINST an article amendment if:
•	it removes or lowers quorum requirements for board or shareholder meetings below levels recommended by the Agent;

•	it reduces relevant disclosure to shareholders;

•	it seeks to align the articles with provisions of another proposal not supported by these Guidelines;

•	it is not supported under these Guidelines, is presented within a bundled proposal, and the Agent deems the negative impact, on balance, to outweigh any positive impact; or

•	it imposes a negative impact on existing shareholder rights, including rights of the Funds, to the extent that any positive impact would not be deemed by the Agent to be sufficient to outweigh removal or diminution of such rights.
With respect to article amendments for Japanese companies:
•	Generally vote FOR management proposals to amend a company’s articles to expand its business lines.

•	Generally vote FOR management proposals to amend a company’s articles to provide for an expansion or reduction in the size of the board, unless the expansion/reduction is clearly disproportionate to the growth/decrease in the scale of the business or raises anti-takeover concerns.

•	If anti-takeover concerns exist, generally vote AGAINST management proposals, including bundled proposals, to amend a company’s articles to authorize the Board to vary the annual meeting record date or to otherwise align them with provisions of a takeover defense.

•	Generally follow the Agent’s guidelines with respect to management proposals regarding amendments to authorize share repurchases at the board’s discretion, voting AGAINST proposals unless there is little to no likelihood of a “creeping takeover” (major shareholder owns nearly enough shares to reach a critical control threshold) or constraints on liquidity (free float of shares is low), and where the company is trading at below book value or is facing a real likelihood of substantial share sales; or where this amendment is bundled with other amendments which are clearly in shareholders’ interest.
Other Business
In connection with global proxies, vote in accordance with the Agent’s market-specific recommendations on management proposals for Other Business, generally AGAINST.

ING Global Advantage &
Premium Opportunity Fund
Item 8. Fund Managers of Closed-End Management Investment Companies.
(a) (1) Fund Management. The following individuals share responsibility for the day-to-day management of the Fund’s Fund:
Overall Strategy and Asset Allocation
Omar Aguilar. Ph.D. Mr. Aguilar has been with ING Investment Management Co. (“ING IM”) since July 2004 and is Head of Quantitative Equity Research. Dr. Aguilar previously served as head of Lehman Brothers’ quantitative research for their alternative investment management business since 2002. Prior to that, Dr. Aguilar was director of quantitative research and a Fund manager with Merrill Lynch Investment Management since 1999.
Domestic Option Strategy
Paul Zemsky. Mr. Zemsky is currently Head of Derivative Strategies for ING IM. Mr. Zemsky, along with Ernie Tang, will be jointly and primarily responsible for the structure and implementation of the Fund’s U.S. domestic index option strategy. As Head of Derivative Strategies, Mr. Zemsky oversees derivative strategies for credit, interest rate, and equity products, and supports the organization on a number of key areas, including product development and risk management for both proprietary and third party businesses. This includes hedging and overlay strategies, as well as focusing on new business development opportunities. A key function within his scope of responsibility is developing macro hedging strategies for variable and equity index annuities sold through various ING businesses. Mr. Zemsky joined ING IM in 2005 after 18 years at J.P. Morgan Investment Management, where he held a number of key positions, including having responsibility for the market timing and sector allocation for the firm’s fixed income business and handling option trading in both the exchange-traded and over-the-counter markets. Most recently, Mr. Zemsky co-founded CaliberOne Private Funds Management, a macro hedge fund. Mr. Zemsky holds a dual degree in finance and electrical engineering from the Management and Technology Program at the University of Pennsylvania.
Jody I. Hrazanek. Ms. Hrazanek joined ING IM in October 2005. She has 12 years of investment related experience. In her current role she is a derivatives trader with responsibility for ING IM’s third-party business as well as ING IM’s insurance general account. She will be primarily responsible for implementing the Fund’s collar strategy through its put option purchasing and call option writing activities. Prior to joining ING IM, she was a convertible bond trader at Advent Capital Management from 2003 to 2005. She had previously been a convertible bond and risk arbitrage trader at Merrill Lynch Quantitative Advisors from 1999 to 2003 and Deutsche Bank Asset Management from 1996 to 1999 as well as an analyst at Goldman Sachs from 1994 to 1996. Ms. Hrazanek graduated summa cum laude from Fairfield University with a Bachelor of Science in mathematics and received a Master of Science in statistics and operations research from New York University.
International Equity Component
Carl Ghielen. Mr. Ghielen is Senior Fund Manager responsible for the EAFE product strategies. Mr. Ghielen will be jointly and primarily responsible with Martin Jansen for the structure and strategy implementation of the Fund’s international common stock Fund. Mr. Ghielen has been associated with ING since 2000 and has over 14 years of investment experience. Mr. Ghielen started his career as an investment advisor at General Investment Management in Eindhoven, an

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independent boutique investment manager. Before joining ING he worked for MN Services (one of the largest pension funds in the Netherlands) where he was senior fund manager for European Equity. Mr. Ghielen studied business economics at the Catholic University of Tilburg. He holds a RBA degree (registered investment analyst), a Dutch equivalent to the Chartered Financial Analyst designation.
Martin Jansen. Mr. Jansen is Senior Fund Manager responsible for the EAFE product strategies. Mr. Jansen has 26 years of investment experience. Mr. Jansen joined ING in 1997 as senior manager to comanage U.S. equity Funds and was named head of the U.S. equity team in 1999. Prior to joining ING, he was responsible for the U.S. equity and venture capital Funds at a large corporate Dutch pension fund. Mr. Jansen received a Bachelor of Commerce and M.B.A. from the University of the Witwatersrand, South Africa.
International Option Strategy
Bas Peeters, Ph.D. Dr. Peeters joined ING in 1998. Currently, Dr. Peeters is Head of Structured Products. Dr. Peeters will be primarily responsible for the structure of the Fund’s international index option strategy. As Head of Structured Products based in The Hague, The Netherlands, Dr. Peeters is responsible for the research, marketing and Fund management activities of this department. Previously he was Head of Research Structured Products, where he worked on product development and implementation of structured products research. Until 2001 he also was jointly responsible for Fund management and derivatives trading. In addition, since 2002 he has carried out research in financial economics at the Free University of Amsterdam. His previous working experience comprises postdoctoral research positions at universities in London and Belgium. Dr. Peeters obtained a Masters degree in theoretical physics (cum laude) from the University of Utrecht in 1990, where he also studied mathematics. Dr. Peeters obtained his Ph.D. in theoretical physics at Stony Brook University, NY, USA in 1995.
Frank Van Etten. Mr. Van Etten is currently an Investment Manager of Structured Products and began his career at ING, joining the firm in 2002. Mr. Van Etten will be primarily responsible for implementation of the Fund’s international index option strategy. In this capacity he is responsible for managing a range of structured products and the execution of transactions in the derivatives Funds. Furthermore Mr. Van Etten also carries out research in structured products development and option strategies and markets. Mr. Van Etten obtained his Master’s degree in econometrics from Tilburg University in 2003, specializing in quantitative finance.
(a) (2) (i-iii) Other Accounts Managed
The following table shows the number of accounts and total assets in the accounts managed by the Fund managers of the Sub-Adviser as of March 31, 2007:

	Registered Investment		Other Pooled
	Companies		Investment Vehicles		Other Accts
Portfolio	Number of		Number of		Number of
Manager	Accounts	Total Assets	Accounts	Total Assets	Accounts	Total Assets
Omar Aguilar	65	$9,380,218,774	11	$680,860,088	38	$5,785,062,572
Frank Van Etten	17	$4,032,908,000	3	$1,602,480,000	0	N/A
Bas Peeters	17	$4,006,200,000	3	$1,602,480,000	0	N/A
Carl Ghielan	8	$333,087,670	1	$91,167,772	0	N/A
Martin Jansen	8	$333,087,670	1	$91,167,772	0	N/A
Paul Zemsky	1	$439,766,163	0	N/A	3 *	$125,272,145
Jody I. Hrazanek	1	$235,038,060	0	N/A	0	N/A

*	One of these Accounts with Total Assets of $505,362,711 has an advisory fee that is also based on the performance of the Account.

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(a) (2) (iv) Conflicts of Interest
A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to a Fund. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for the portfolio manager’s various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager’s accounts.
A potential conflict of interest may arise as a result of the portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.
A portfolio manager may also manage accounts whose objectives and policies differ from that of the Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may not be appropriate for the Fund. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.
A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees — the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.
As part of its compliance program, ING IM has adopted policies and procedures reasonably designed to address the potential conflicts of interest described above.
Finally, a potential conflict of interest may arise because the investment mandates for certain other accounts, such as hedge funds, may allow extensive use of short sales, which, in theory, could allow them to enter into short positions in securities where other accounts hold long positions. ING IM has policies and procedures reasonably designed to limit and monitor short sales by the other accounts to avoid harm to the Fund.
(a) (3) Compensation
For each of the portfolio managers (each a “Portfolio Manager” and collectively the “Portfolio Managers”) of the Portfolios listed above, compensation consists of (a) fixed base salary; (b) bonus which is based on ING IM performance, one and three year pre-tax performance of the accounts the portfolio managers are primarily and jointly responsible for relative to account benchmarks and peer universe performance, and revenue growth of the accounts they are responsible for; and, in certain instances, (c) long-term equity awards tied to the performance of the parent company, ING Groep.
The Portfolio Managers for the Portfolios listed above are also eligible to participate in an annual cash incentive plan. The overall design of the annual incentive plan was developed to tie pay to both performance and cash flows, structured in such a way as to drive performance and

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promote retention of top talent. As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators. Investment performance is measured on both relative and absolute performance in all areas. Relevant indices include the MSCI World Index and the MSCI Europe Index. Relevant peer groups include Morningstar global equity funds in the Netherlands and the rest of Europe. The measures for each team are outlined on a “scorecard” that is reviewed on an annual basis. These scorecards measure investment performance versus peer groups over one- and three-year periods and year-to-date net cash flow (changes in the accounts’ net assets not attributable to changes in the value of the accounts’ investments) for all accounts managed by each team. The results for overall ING IM scorecards are calculated on an asset weighted performance basis of the individual team scorecards.
Investment professionals’ performance measures for bonus determinations are weighted by 25% being attributable to the overall ING IM performance and 75% attributable to their specific team results (60% investment performance and 15% net cash flow).
Based on job function, internal comparators and external market data, portfolio managers participate in the ING Long-Term Incentive Plan. Plan awards are based on the current year’s performance as defined by the ING IM component of the annual incentive plan. The awards vest in three years and are paid in a combination of ING restricted stock, stock options and restricted performance units.
Portfolio Managers whose base salary compensation exceeds a particular threshold may participate in ING IM’s deferred compensation plan. The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, ING IM stock or at an annual fixed interest rate. Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.
(a) (4) Ownership of Securities

Portfolio Manager	Dollar Range of Fund Shares Owned
Omar Aguilar	None
Frank Van Etten	None
Bas Peeters	None
Carl Ghielan	None
Martin Jansen	None
Paul Zemsky	$50,000 — $100,000
Jody I. Hrazanek	None
(b) Not applicable.

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Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
None
Item 10. Submission of Matters to a Vote of Security Holders.
The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board. The Committee currently consists of all Independent Trustees of the Board (6 individuals). The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.
The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.
The Secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.
Item 11. Controls and Procedures.
(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.
(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

(3)	Not applicable.

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant): ING Global Advantage and Premium Opportunity Fund

By	/s/ Shaun P. Mathews Shaun P. Mathews
President and Chief Executive Officer
Date: May 10, 2007
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews Shaun P. Mathews
President and Chief Executive Officer

Date: May 10, 2007

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer
Date: May 10, 2007

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